Exhibit 10.1

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

COMMUNICATE.COM, INC.,

COMMUNICATE.COM DELAWARE, INC.,

ENTITY, INC.,

THE FOUNDERS

AND

HARJEET TAGGAR, AS STOCKHOLDER REPRESENTATIVE

MARCH 25, 2008

-i-

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (the “Agreement”) is made and entered into as of March 25, 2008 by and among Communicate.com, Inc., a Nevada corporation (the “Buyer”), Communicate.com Delaware, Inc., a Delaware corporation and a wholly-owned subsidiary of the Buyer (the “Transitory Subsidiary”), Entity, Inc., a Delaware corporation (the “Company”), Harjeet Taggar, Kulveer Taggar and Patrick Collison (each a “Founder” and collectively, the “Founders”) and Harjeet Taggar as representative of the shareholders of the Company (the “Stockholder Representative”).

This Agreement contemplates a merger of the Company with and into the Transitory Subsidiary.  In such merger, the stockholders of the Company will receive cash and common stock of the Buyer in exchange for their capital stock of the Company.

The Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Agreement is intended to constitute a “plan of reorganization” within the meaning of the regulations promulgated under Section 368 of the Code.

Now, therefore, in consideration of the representations, warranties and covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted by the Parties, and intending to be legally bound hereby, the Parties agree as follows.

ARTICLE I
THE MERGER

1.1

The Merger.  Upon and subject to the terms and conditions of this Agreement, the Company shall merge with and into the Transitory Subsidiary at the Effective Time.  From and after the Effective Time, the separate corporate existence of the Company shall cease and the Transitory Subsidiary shall continue as the Surviving Corporation.  The Merger shall have the effects set forth in Section 259 of the Delaware General Corporation Law.

1.2

The Closing.  The Closing shall take place at the offices of Richardson & Patel, LLP in Los Angeles, California, commencing at 9:00 a.m. local time on the Closing Date.

1.3

Actions at the Closing.  At the Closing:

(a)

the Company shall deliver to the Buyer and the Transitory Subsidiary the various certificates, instruments and documents referred to in Section 5.2;

(b)

the Buyer and the Transitory Subsidiary shall deliver to the Company the various certificates, instruments and documents referred to in Section 5.3;

(c)

the Surviving Corporation shall file with the Secretary of State of the State of Delaware the Certificate of Merger;

(d)

each of the Company Stockholders shall deliver to the Buyer the certificate(s) representing his, her or its Company Shares;

(e)

the Buyer shall deliver certificates for the Initial Shares to the Stockholder Representative for delivery to the Company Stockholders in accordance with Sections 1.5 and 1.7;

(f)

the Buyer shall wire the Initial Cash to an account designated by the Stockholder Representative for disbursement by the Stockholder Representative to the Company Stockholders in accordance with Sections 1.5 and 1.7; and

(g)

the Buyer shall reserve the Distribution Shares for issuance pursuant to Sections 1.5 and 1.7.

1.4

Additional Action.  The Surviving Corporation may, at any time after the Effective Time, take any action, including executing and delivering any document, in the name and on behalf of either the Company or the Transitory Subsidiary, in order to consummate the transactions contemplated by this Agreement.

1.5

Conversion of Shares.  At the Effective Time, by virtue of the Merger and without any action on the part of any Party or the holder of any of the following securities:

(a)

All of the Common Shares issued and outstanding immediately prior to the Effective Time (other than Common Shares owned beneficially by the Buyer or the Transitory Subsidiary, Dissenting Shares and Common Shares held in the Company’s treasury) including shares of Common Stock issuable immediately prior to the Effective Time upon conversion of the Preferred Shares and the conversion of the Notes (defined below), shall be converted into and represent the right to receive in the aggregate (subject to any conditions herein) (i) an amount of cash equal to (A) $2,000,000, minus (B) the Assumed Liabilities set forth in Section 2.6 of the Disclosure Schedule (other than the Advance Amount) and updated by the Founders not less than five business days prior to the Closing, as estimated as of the Closing Date and minus (C) the amounts then due and owing under the Advance Note (as defined below) (the “Cash Consideration”) and (ii) such number of shares of Buyer Common Stock as is equal to the following: $3,000,000 divided by the lower of (A) $3.00 per share or (B) the closing price of the Buyer Shares on The Over the Counter Bulletin Board (“OTC”) on the business day immediately preceding the Effective Time (the “Closing Price”); provided that if the Closing Price of the Buyer Shares on the OTC is below $2.50 per share, the denominator shall be $2.50 (the “Merger Shares”).  The Merger Shares shall be divided by the number of outstanding Company Shares immediately prior to the Effective Time (after giving effect to the conversion into Common Shares of all outstanding Preferred Shares and the conversion of the Notes) to yield the number of Merger Shares to be exchanged for each Buyer Common Share outstanding (the “Common Exchange Ratio”).

(b)

Company Stockholders shall be entitled to receive as of the Closing (i) 34% of the shares of Buyer Common Stock into which their Company Shares are convertible pursuant to this Section 1.5 (the “Initial Shares”) and (ii) the Cash Consideration minus $800,000 (the “Initial Cash”).  The remaining shares of Buyer Common Stock into which their Company Shares are convertible pursuant to this Section 1.5, rounded to the nearest whole number shall be distributed in the amount of 22% of the shares of Buyer Common Stock on each of the first, second and third anniversary of the Founders’ employment with the Buyer (the “Distribution Shares”) and the remaining $800,000 of the total Cash Consideration (the “Distribution Cash”), shall be distributed on the first anniversary of the Closing (each a “Distribution Date”).  All amounts of Initial Shares, Distribution Shares, Initial Cash, and Distribution Cash shall be distributed pro rata among the Company Stockholders in accordance with Exhibit A.  Notwithstanding the foregoing, the disbursement of the Distribution Shares to each of the Founders shall be subject to the conditions of Section 1.5(b). Any Distribution Shares forfeited as a result of any Founder’s failure to be an employee of Buyer or the Transitory Subsidiary on a Distribution Date as set forth in Section 1.5(b) shall no longer be subject to issuance hereunder and shall no longer be calculated as part of the Distribution Shares for any purposes hereunder. With respect to all other Company Stockholders, the Distribution Shares shall be distributed on the Distribution Dates regardless of whether all or any of the Founders are then employed by the Buyer.

(c)

In addition to, and without limitation of the provisions of Section 1.5(b) above, the Distribution Shares shall be subject to forfeiture with respect to any Founder that is not an employee of Buyer or the Transitory Subsidiary on any Distribution Date and such Founder shall have no right to receive or own such Distribution Shares in such event.  Such Distribution Shares which are forfeited shall be deemed “restricted shares” subject to the restrictions on issuance and delivery to a Founder set forth in these Sections 1.5(b) and (c).  Each Founder has reviewed with the Founder’s own tax advisors the federal, state, local and foreign tax consequences of the Merger and the transactions contemplated by this Agreement.  The Founder is relying solely on such advisors and not on any statements or representations of the Buyer or any of its agents.  The Founder understands that the Founder (and not the Buyer or the Transitory Subsidiary) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Agreement.  Each Founder covenants and agrees to file an election form under section 83(b) of the Code as a condition to the Closing, as set forth under Section 5.2(l).  EACH FOUNDER (AND NOT THE BUYER OR ANY OF ITS AGENTS) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING OF THE ELECTION FORM, EVEN IF THE FOUNDER REQUESTS THE BUYER OR ITS AGENTS MAKE THIS FILING ON FOUNDER’S BEHALF.

(d)

Each Company Share held in the Company’s treasury immediately prior to the Effective Time and each Company Share owned beneficially by the Buyer or the Transitory Subsidiary shall be cancelled and retired without payment of any consideration therefor.

(e)

Each share of common stock, $.01 par value per share, of the Transitory Subsidiary issued and outstanding immediately prior to the Effective Time shall be converted into and thereafter evidence one share of common stock, $.01 par value per share, of the Surviving Corporation.

1.6

Dissenting Shares.

(a)

Dissenting Shares shall not be converted into or represent the right to receive the Cash Consideration and Merger Shares pursuant to the terms of this Agreement, and any such Company Stockholder shall only be entitled to such rights as are granted under the Delaware General Corporation Law.    If such Company Stockholder forfeits or withdraws his, her or its right to appraisal of Dissenting Shares, then (i) as of the occurrence of such event, such holder’s Dissenting Shares shall cease to be Dissenting Shares and shall be converted into and represent the right to receive the Cash Consideration and Merger Shares issuable in respect of such Company Shares pursuant to Section 1.5, and (ii) promptly following the occurrence of such event, the Buyer shall deliver to the Company Stockholder the portion of the Cash Consideration and a certificate representing the Merger Shares to which such holder is then entitled pursuant to Section 1.5.

(b)

The Company shall give the Buyer (i) prompt notice of any written demands for appraisal of any Company Shares, withdrawals of such demands, and any other instruments that relate to such demands received by the Company and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the Delaware General Corporation Law.  The Company shall not, except with the prior written consent of the Buyer, make any payment with respect to any demands for appraisal of Company Shares or offer to settle or settle any such demands.

1.7

Exchange of Shares.

(a)

Prior to the Closing, the Buyer or the Stockholder Representative shall mail a letter of transmittal in the Buyer’s standard form to each Company Stockholder at the address set forth opposite each such Company Stockholder’s name on Exhibit A.  After receipt of such letter of transmittal, an applicable Investment Representation Letter in the form attached hereto as Exhibit B-1 or B-2, and any other documents that the Buyer or the Stockholder Representative may reasonably require in order to effect the exchange (the “Exchange Documents”), the Company Stockholders will surrender the Certificates to the Stockholder Representative for cancellation together with duly completed and validly executed Exchange Documents.  Upon surrender of a Certificate for cancellation to the Stockholder Representative, or such other agent or agents as may be appointed by the Buyer, together with such Exchange Documents, duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive from the Stockholder Representative in exchange therefor, the Cash Consideration and Merger Shares to which such Company Stockholder is entitled pursuant to Section 1.5 hereof and the Certificate so surrendered shall be cancelled.  Until so surrendered, each Certificate outstanding after the Effective Time will be deemed, for all corporate purposes thereafter, to evidence only the right to receive the Cash Consideration and Merger Shares into which such shares of Company Shares shall have been so converted.  No portion of the cash consideration payable pursuant to Section 1.5 will be paid to the holder of any unsurrendered Certificate with respect to Company Shares formerly represented thereby until the holder of record of such Certificate shall surrender such Certificate and the Exchange Documents pursuant hereto.

(b)

As soon as practicable following the Effective Time, the Stockholder Representative shall deliver the Initial Shares and the Initial Cash to the Company Stockholders in such amount to which such holder is then entitled pursuant to Section 1.5; provided that such Company Stockholder shall have surrendered his, her or its Certificate pursuant to Section 1.7(a) hereof.

(c)

On the first anniversary of this Agreement or the next business day after the first anniversary of this Agreement, the Buyer shall deliver the Distribution Cash to the Stockholder Representative for disbursement by the Stockholder Representative to the Company Stockholders in such amount to which such holder is then entitled pursuant to Section 1.5.

(d)

On each Distribution Date or the next business day after the applicable Distribution Date, the Buyer shall deliver certificates for the Distribution Shares to the Stockholder Representative for delivery to the Company Stockholders in such amounts to which such holder is ten entitled pursuant to Section 1.5; provided that, with respect to delivery of Distribution Shares to the Founders, such Founder shall be an employee of the Buyer as of the close of business on the first anniversary of this Agreement in accordance with Section 1.5(b) and (c) hereof.

(e)

Notwithstanding anything to the contrary in this Section 1.7, neither the Buyer, the Stockholder Representative, the Surviving Corporation, nor any party hereto shall be liable to a holder of Company Shares for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

1.8

Fractional Shares.  No certificates representing fractional Merger Shares shall be issued to Company Stockholders upon the surrender for exchange of Certificates, and such Company Stockholders shall not be entitled to any voting rights, rights to receive any dividends or distributions or other rights as a stockholder of the Buyer with respect to any fractional Merger Shares that would have otherwise been issued to such former Company Stockholders.  In lieu of any fractional Merger Shares that would have otherwise been issued (after aggregating all fractional Merger Shares that would have otherwise been issued), each Company Stockholder that would have been entitled to receive a fractional Merger Share shall, upon proper surrender of such person’s Certificates, receive a cash payment (rounded to the nearest whole cent) equal to the value of the fractional interest, without interest, less the amount of any applicable withholding taxes.

1.9

Adjustments to Common Exchange Ratio.  The Common Exchange Ratio shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Buyer Common Stock), reorganization, recapitalization, reclassification or other like change with respect to Buyer Common Stock or Company Shares occurring on or after the date of this Agreement and prior to the Effective Time.

1.10

Convertible Promissory Notes.  Conditioned upon and immediately prior to the Effective Time, the Company shall cause all principal and interest due and owing under (i) that certain Promissory Note dated August 10, 2007 in the principal amount of $75,000 payable to Paul Buchheit (the “Buchheit Note”) and (ii) that certain Promissory Note dated January 8, 2008 in the principal amount of $40,000 payable to Christopher Sacca (the “Sacca Note”, and together with the Buchheit Note, the “Notes”) to be converted into Company Shares , in accordance with the terms of the Buchheit Note and related Note Purchase Agreement dated August 10, 2007 (the “Note Purchase Agreement”) and the Sacca Note dated January 8, 2008, such Notes and the Note Purchase Agreement to be terminated effective as of the Effective Time.

1.11

Certificate of Incorporation and By-laws.

(a)

The Certificate of Incorporation of the Surviving Corporation immediately following the Effective Time shall be the same as the Certificate of Incorporation of the Transitory Subsidiary immediately prior to the Effective Time, except that (i) the name of the corporation set forth therein shall be changed to the name of the Company and (ii) the identity of the incorporator shall be deleted.

(b)

The By-laws of the Surviving Corporation immediately following the Effective Time shall be the same as the By-laws of the Transitory Subsidiary immediately prior to the Effective Time, except that the name of the corporation set forth therein shall be changed to the name of the Company.

1.12

No Further Rights.  The amount of Cash Consideration paid and the number Merger Shares issued in respect of the surrender for exchange of Company Shares in accordance with the terms hereof shall be deemed to be full satisfaction of all rights pertaining to such Company Shares.  From and after the Effective Time, if any Company Shares are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Article I.

1.13

Closing of Transfer Books.  At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of Company Shares shall thereafter be made.  If, after the Effective Time, Certificates are presented to the Buyer, the Surviving Corporation or the Stockholder Representative, they shall be cancelled and exchanged for the Cash Consideration and the Merger Shares in accordance with Section 1.7, subject to Section 1.6 and to applicable law in the case of Dissenting Shares.

1.14

Lost, Stolen or Destroyed Certificates.  In the event any Company Stock Certificate shall have been lost, stolen or destroyed, the Stockholder Representative shall issue in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof, such amount, if any, as may be required pursuant to Section 1.5 hereof.

1.15

Advance Note.  Within two business days of the date of this Agreement, Buyer shall tender to the Company the amount of $67,093 to be used by the Company solely for the payment of certain outstanding salary and compensation amounts due the Founders (the “Advance Amount”).  The Advance Amount shall be wired to an account designated by the Company in writing.  In consideration for the Advance Amount, the Company and Founders on the date hereof shall execute and deliver to the Buyer an unsecured promissory note in the form of that attached hereto as Exhibit G (the “Advance Note”) which Advance Note shall be the joint and several liability of the Founders and the Company to evidence the Advance Amount.  Effective at the Effective Time, the Advance Note shall be deemed canceled and paid in full.

1.16

Execution of Agreements. On the date hereof, the Transitory Subsidiary and each of the Founders shall execute and deliver the following agreements: the Founder Employment Agreements, the Secondment Agreements, and the Interim Consulting Agreements.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE FOUNDERS

The Company and each of the Founders represents and warrants to the Buyer that, except as set forth in the Disclosure Schedule, the statements contained in this Article II are true and correct as of the date of this Agreement and will be true and correct as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date) and such disclosure is incorporated herein by reference into the representations and warranties.  The Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Article II, it being understood that disclosure made here in with regard to a representation or warranty shall be deemed incorporated in and applicable to each section and subsection to which such disclosure would be reasonable on the face of such disclosure.

2.1

Organization, Qualification and Corporate Power.  The Company is a corporation duly organized, validly existing and in corporate and tax good standing under the laws of the State of Delaware.  The Company is duly qualified to conduct business and is in corporate and tax good standing under the laws of each jurisdiction listed in Section 2.1 of the Disclosure Schedule, which jurisdictions constitute the jurisdictions in which the nature of the Company's businesses or the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified or in good standing would not have a Company Material Adverse Effect.  The Company has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.  The Company has furnished to the Buyer complete and accurate copies of its Certificate of Incorporation and by-laws.  The Company is not in default under or in violation of any provision of its Certificate of Incorporation or by-laws.

2.2

Capitalization.

(a)

The authorized capital stock of the Company consists of (i) 11,176,000 Common Shares, of which, as of the date of this Agreement, 7,804,285 shares were issued and outstanding and no shares were held in the treasury of the Company, and (ii) 1,176,000 Preferred Shares, of which (A) 1,001,000 shares have been designated as Series A Preferred Stock, of which, as of the date of this Agreement, no shares were issued and outstanding and (B) 175,000 shares have been designated as Series AA Preferred Stock of which, as of the date of this Agreement, 174,074 shares were issued and outstanding.

(b)

Section 2.2 of the Disclosure Schedule sets forth a complete and accurate list, as of the date of this Agreement, of the holders of capital stock of the Company, showing the number of shares of capital stock, and the class or series of such shares, held by each stockholder and (for shares other than Common Stock) the number of Common Shares (if any) into which such shares are convertible.  Section 2.2 of the Disclosure Schedule also indicates all outstanding Common Shares that constitute restricted stock or that are otherwise subject to a repurchase or redemption right, indicating the name of the applicable stockholder, the vesting schedule (including any acceleration provisions with respect thereto), and the repurchase price payable by the Company.  All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.  All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with all applicable federal and state securities laws.

(c)

Except as set forth in this Section 2.2 or in Section 2.2 of the Disclosure Schedule, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) the Company has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right, or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or to make any other distribution in respect thereof, and (iv) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company. The Company has outstanding two promissory notes, as follows: (i) the Buchheit Note in the principal amount of $75,000.00, and (ii) the Sacca Note in the principal amount of $40,000.00.

(d)

Except as set forth in Section 2.2 of the Disclosure Schedule, there is no agreement, written or oral, between the Company and any holder of its securities, or, to the best of the Company's knowledge, among any holders of its securities, relating to the sale or transfer (including agreements relating to rights of first refusal, co-sale rights or “drag-along” rights), registration under the Securities Act, or voting, of the capital stock of the Company.

2.3

Authorization of Transaction; Advance Note.  The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  The execution and delivery by the Company of this Agreement and, subject to obtaining the Requisite Stockholder Approval, the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company.  Without limiting the generality of the foregoing, the Board of Directors of the Company, at a meeting duly called and held, by the unanimous vote of all directors (i) determined that the Merger is fair and in the best interests of the Company and its stockholders, (ii) adopted this Agreement in accordance with the provisions of the Delaware General Corporation Law, and (iii) directed that this Agreement and the Merger be submitted to the stockholders of the Company for their adoption and approval and resolved to recommend that the stockholders of the Company vote in favor of the adoption of this Agreement and the approval of the Merger.  This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Company has all requisite power and authority to execute and deliver the Advance Note and to perform its obligations thereunder.  The Advance Note has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

2.4

Noncontravention.  Subject to the filing of the Certificate of Merger as required by the Delaware General Corporation Law, neither the execution and delivery by the Company of this Agreement, nor the consummation by the Company of the transactions contemplated hereby, will (a) conflict with or violate any provision of the Certificate of Incorporation or By-laws of the Company, (b) require on the part of the Company any notice to or filing with, or any permit, authorization, consent or approval of, any Governmental Entity, (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which the Company is a party or by which the Company or its assets is subject, (d) result in the imposition of any Security Interest upon any assets of the Company or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or its assets.

2.5

Subsidiaries.

(a)

The Company has no subsidiaries.

(b)

The Company does not control directly or indirectly or have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association or entity.

2.6

Undisclosed Liabilities.  The Company has no liabilities (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due), except for (a) liabilities disclosed to the Buyer in writing, and (b) contractual and other (i) liabilities incurred in the Ordinary Course of Business, (ii) the Assumed Liabilities as of the date of this Agreement set forth on Section 2.6 of the Disclosure Schedule and (iii) legal fees and related expenses incurred in connection with this Agreement and the transactions contemplated hereby.

2.7

Tax Matters.

(a)

The Company has filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects.

(b)

The Company has delivered to the Buyer complete and accurate copies of all federal and state income Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by the Company since inception.

2.8

Assets.  The Company is the true and lawful owner, and has good title to, all of the assets (tangible or intangible) purported to be owned by the Company, free and clear of all Security Interests.  The Company owns or leases all tangible assets sufficient for the conduct of its businesses as presently conducted and as presently proposed to be conducted.  Each such tangible asset is free from material defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it presently is used.

2.9

Real Property Leases.  Section 2.9 of the Disclosure Schedule lists all Leases and lists the term of such Lease, any extension and expansion options, and the rent payable thereunder.  The Company has delivered to the Buyer complete and accurate copies of the Leases.  With respect to each Lease:

(a)

such Lease is legal, valid, binding, enforceable and in full force and effect; and

(b)

such Lease will continue to be legal, valid, binding, enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing.

2.10

Intellectual Property.

(a)

Section 2.10 of the Disclosure Schedule lists each patent, patent application, copyright registration or application therefor, mask work registration or application therefor, and trademark, service mark and domain name registration or application therefore, and any and all websites of the Company.

(b)

The Company owns or has the right to use all Company Intellectual Property.  Each item of Company Intellectual Property will be owned or available for use by the Buyer immediately following the Closing on substantially identical terms and conditions as it was immediately prior to the Closing.  The Company has taken all reasonable measures to protect the proprietary nature of each item of Company Intellectual Property, and to maintain in confidence all trade secrets and confidential information, that it owns or uses.  No other person or entity has any rights to any of the Company Intellectual Property owned by the Company (except pursuant to agreements or licenses specified in Section 2.10 of the Disclosure Schedule), and, to the knowledge of the Company, no other person or entity is infringing, violating or misappropriating any of the Company Intellectual Property and the Intellectual Property is not infringing, violating or misappropriating the intellectual property or other rights of any other person.

(c)

Section 2.10 of the Disclosure Schedule identifies each license or other agreement pursuant to which the Company has licensed, distributed or otherwise granted any rights to any third party with respect to, any Company Intellectual Property.  Except as described in Section 2.10 of the Disclosure Schedule, the Company has not agreed to indemnify any person or entity against any infringement, violation or misappropriation of any Intellectual Property rights.

2.11

Contracts.

(a)

Section 2.11 of the Disclosure Schedule lists the following agreements (written or oral) to which the Company is a party as of the date of this Agreement (other than the Advance Note):

(i)

any agreement (or group of related agreements) for the lease of personal property from or to third parties providing for lease payments in excess of $25,000 per annum or having a remaining term longer than 6 months;

(ii)

any agreement (or group of related agreements) for the purchase or sale of products or for the furnishing or receipt of services (A) which calls for performance over a period of more than one year, (B) which involves more than the sum of $25,000, or (C) in which the Company has exclusive rights relating to any products, services or territory;

(iii)

any agreement concerning the establishment or operation of a partnership, joint venture or limited liability company;

(iv)

any agreement (or group of related agreements) under which it has created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) indebtedness (including capitalized lease obligations) involving more than $25,000 or under which it has imposed (or may impose) a Security Interest on any of its assets, tangible or intangible;

(v)

any agreement for the disposition of any significant portion of the assets or business of the Company (other than sales of products in the Ordinary Course of Business) or any agreement for the acquisition of the assets or business of any other entity (other than purchases of inventory or components in the Ordinary Course of Business.

(b)

The Company has delivered to the Buyer a complete and accurate copy of each agreement listed in the Disclosure Schedules.  With respect to each agreement so listed:  (i) the agreement is legal, valid, binding and enforceable and in full force and effect; (ii) the agreement will continue to be legal, valid, binding and enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing; and (iii) the Company is not in breach or violation of, or default under, any such agreement, and no event has occurred, is pending or, to the knowledge of the Company, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute a breach or default by the Company, to the knowledge of the Company, any other party under such agreement.

2.12

Powers of Attorney.  There are no outstanding powers of attorney executed on behalf of the Company.

2.13

Insurance.  Section 2.13 of the Disclosure Schedule lists each insurance policy (including fire, theft, casualty, comprehensive general liability, workers compensation, business interruption, environmental, product liability and automobile insurance policies and bond and surety arrangements) to which the Company is a party, all of which are in full force and effect.  Such insurance policies are of the type and in amounts customarily carried by organizations conducting businesses or owning assets similar to those of the Company.  Each such policy will continue to be enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing.

2.14

Litigation.  There is no Legal Proceeding which is pending or has been threatened in writing against the Company which (a) seeks either damages in excess of $25,000 or equitable relief or (b) in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement. There are no judgments, orders or decrees outstanding against the Company.

2.15

Employees. Section 2.15 of the Disclosure Schedule contains a list of all employees of the Company.  Each current or past employee of the Company has entered into a confidentiality/assignment of inventions agreement with the Company, a copy or form of which has previously been delivered to the Buyer.

2.16

Brokers’ Fees.  Each of the Founders and the Company has no any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

2.17

Books and Records. Financial Records.  The minute books and other similar records of the Company contain complete and accurate records of all actions taken at any meetings of the Company’s stockholders, Board of Directors or any committee thereof and of all written consents executed in lieu of the holding of any such meeting.  The books and records of the Company accurately reflect in all material respects the assets, liabilities, business, financial condition and results of operations of the Company and have been maintained in accordance with good business and bookkeeping practices.  Section 2.17 of the Disclosure Schedule contains a list of all bank accounts and safe deposit boxes of the Company and the names of persons having signature authority with respect thereto or access thereto.

2.18

Disclosure.  To the actual knowledge of the Company and the Founders, no representation or warranty by the Company contained in this Agreement, and no statement contained in the Disclosure Schedule or any other document, certificate or other instrument delivered or to be delivered by or on behalf of the Company pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.  The Company has disclosed to the Buyer all material information relating to the business of the Company or the transactions contemplated by this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE BUYER
AND THE TRANSITORY SUBSIDIARY

Each of the Buyer and the Transitory Subsidiary represents and warrants to the Company that the statements contained in this Article III are true and correct as of the date of this Agreement and will be true and correct as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date):

3.1

Organization, Qualification and Corporate Power.  Each of the Buyer and the Transitory Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation.  The Buyer is duly qualified to conduct business and is in corporate and good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified or in good standing would not have a Buyer Material Adverse Effect.  The Buyer has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.  The Buyer has furnished or made available to the Company complete and accurate copies of its Certificate of Incorporation and By-laws.

3.2

Authorization of Transaction.  Each of the Buyer and the Transitory Subsidiary has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder and thereunder.  The execution and delivery by the Buyer and the Transitory Subsidiary of this Agreement and the consummation by the Buyer and the Transitory Subsidiary of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Buyer and Transitory Subsidiary, respectively.  This Agreement has been duly and validly executed and delivered by the Buyer and the Transitory Subsidiary and constitutes a valid and binding obligation of the Buyer and the Transitory Subsidiary, enforceable against them in accordance with its terms.

3.3

Noncontravention.  Subject to compliance with the applicable requirements of the Securities Act and any applicable state and Federal securities laws, and the filing of the Certificate of Merger as required by the Delaware General Corporation Law, neither the execution and delivery by the Buyer or the Transitory Subsidiary of this Agreement nor the consummation by the Buyer or the Transitory Subsidiary of the transactions contemplated hereby or thereby, will (a) conflict with or violate any provision of the charter or By-laws of the Buyer or the Transitory Subsidiary, (b) require on the part of the Buyer or the Transitory Subsidiary any filing with, or permit, authorization, consent or approval of, any Governmental Entity, (c) conflict with, result in breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party any right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which the Buyer or the Transitory Subsidiary is a party or by which either is bound or to which any of their assets are subject, or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Buyer or the Transitory Subsidiary or any of their properties or assets.

3.4

Reports and Financial Statements.  The Buyer Reports constitute all of the documents required to be filed by the Buyer under Section 13 or subsections (a) or (c) of Section 14 of the Exchange Act with the SEC from November 15, 2007 through the Closing Date.  The Buyer Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder when filed.  All Buyer Reports filed with the SEC prior to the Closing Date will comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder when filed. As of their respective dates, the Buyer Reports did not and will not (as the case may be) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The audited financial statements and unaudited interim financial statements of the Buyer included in the Buyer Reports (i) complied or will comply (as the case may be) as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto when filed, (ii) were prepared or will be prepared (as the case may be) in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto, and in the case of quarterly financial statements, as permitted by Form 10-QSB under the Exchange Act), and (iii) fairly present or will fairly present (as the case may be) the consolidated financial condition, results of operations and cash flows of the Buyer as of the respective dates thereof and for the periods referred to therein.

3.5

Buyer Common Stock.  The shares of Buyer Common Stock to be issued pursuant to Article I of this Agreement have been duly authorized and when issued and delivered in accordance with the terms of this Agreement will have been validly issued and will be fully paid and non-assessable and the issuance thereof is not subject to any preemptive or other similar right.

3.6

Absence of Material Adverse Change.  Since September 30, 2007, there has not occurred any Buyer Material Adverse Effect.

3.7

Litigation.  Except as disclosed in the Buyer Reports, as of the date of this Agreement, there is no Legal Proceeding which is pending or, to the Buyer’s knowledge, threatened against the Buyer or any subsidiary of the Buyer which, if determined adversely to the Buyer or such subsidiary, could have, individually or in the aggregate, a Buyer Material Adverse Effect or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

ARTICLE IV
COVENANTS

4.1

Closing Efforts.  Each of the Parties shall use its Reasonable Best Efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including using its Reasonable Best Efforts to ensure that (i) its representations and warranties remain true and correct in all material respects through the Closing Date and (ii) the conditions to the obligations of the other Parties to consummate the Merger are satisfied.

4.2

Governmental and Third-Party Notices and Consents.

(a)

Each Party shall use its Reasonable Best Efforts to obtain, at its expense, all waivers, permits, consents, approvals or other authorizations from Governmental Entities, and to effect all registrations, filings and notices with or to Governmental Entities, as may be required for such Party to consummate the transactions contemplated by this Agreement and to otherwise comply with all applicable laws and regulations in connection with the consummation of the transactions contemplated by this Agreement.

(b)

The Company shall use its Reasonable Best Efforts to obtain, at its expense, all such waivers, consents or approvals from third parties, and to give all such notices to third parties, as are listed in the Disclosure Schedule.

4.3

Stockholder Approval.

(a)

The Company and each of the Founders shall use its Reasonable Best Efforts to obtain, as promptly as practicable, the Requisite Stockholder Approval, either at a special meeting of stockholders or pursuant to a written stockholder consent, all in accordance with the applicable requirements of the Delaware General Corporation Law.

In connection with such special meeting of stockholders or written stockholder consent, the Company shall provide to its stockholders the Disclosure Statement, which shall include (A) a summary of the Merger and this Agreement, and (B)  a statement that appraisal rights are available for the Company Shares pursuant to Section 262 of the Delaware General Corporation Law and a copy of such Section 262.  The Company agrees not to distribute the Disclosure Statement until the Buyer has had a reasonable opportunity to review and comment on the Disclosure Statement. If the Requisite Stockholder Approval is obtained by means of a written consent, the Company shall send, pursuant to Sections 228 and 262(d) of the Delaware General Corporation Law, a written notice to all stockholders of the Company that did not execute such written consent informing them that this Agreement and the Merger were adopted and approved by the stockholders of the Company and that appraisal rights are available for their Company Shares pursuant to Section 262 of the Delaware General Corporation Law (which notice shall include a copy of such Section 262), and shall promptly inform the Buyer of the date on which such notice was sent.

(b)

The Company, acting through its Board of Directors, shall include in the Disclosure Statement the unanimous recommendation of its Board of Directors that the stockholders of the Company vote in favor of the adoption of this Agreement and the approval of the Merger.

(c)

The Company shall ensure that the Disclosure Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (provided that the Company shall not be responsible for the accuracy or completeness of any information concerning the Buyer or the Transitory Subsidiary furnished by the Buyer in writing for inclusion in the Disclosure Statement).

(d)

The Buyer shall ensure that any information furnished by the Buyer to the Company in writing for inclusion in the Disclosure Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(e)

Each of the Founders agree (i) to vote all Company Shares that are beneficially owned by him, her or it in favor of the adoption of this Agreement and the approval of the Merger, (ii) not to vote any Company Shares in favor of any other acquisition (whether by way of merger, consolidation, share, exchange, stock purchase or asset purchase) of all or a majority of the outstanding capital stock or assets of the Company and (iii) otherwise to use his, her or its Reasonable Best Efforts to obtain the Requisite Stockholder Approval.

4.4

Operation of Business.  Except as contemplated by this Agreement, during the period from the date of this Agreement to the Closing, the Company shall conduct its operations in in compliance with all applicable laws and regulations and, to the extent consistent therewith, use its Reasonable Best Efforts to preserve intact its current business organization, keep its physical assets in good working condition, keep available the services of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that its goodwill and ongoing business shall not be impaired in any material respect.

Notwithstanding the foregoing, it is agreed and understood by Buyer that (i) the business of the Company prior to the Closing Date will not be operated in a manner consistent with its operating history and that the majority of the Company’s operations will be suspended or wound down in order for the Founders to perform under the Interim Consulting Agreements; and (ii) the Company will be structuring and implementing a bonus plan or similar arrangement with Mr. Phil Kast based upon prior commitments of the Company to Mr. Kast.  Without limiting the generality of the foregoing, prior to the Closing, the Company shall not without the written consent of the Buyer:

(a)

issue or sell any stock or other securities of the Company or any rights to acquire any such stock or other securities (except pursuant to the conversion of Preferred Shares outstanding on the date hereof or the conversion of the Notes), or amend any of the terms of (including the vesting of) any restricted stock agreements, or repurchase or redeem any stock or other securities of the Company (except from former employees, directors or consultants in accordance with agreements providing for the repurchase of shares at their original issuance price in connection with any termination of employment with or services to the Company)1;

(b)

split, combine or reclassify any shares of its capital stock; or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock;

(c)

create, incur or assume any indebtedness (including obligations in respect of capital leases) other than the Advance Note; assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person or entity; or make any loans, advances or capital contributions to, or investments in, any other person or entity;

(d)

acquire, sell, lease, license or dispose of any assets or property, other than purchases and sales of assets in the Ordinary Course of Business;

(e)

mortgage or pledge any of its property or assets or subject any such property or assets to any Security Interest;

(f)

amend its charter, by-laws or other organizational documents;

(g)

make or commit to make any capital expenditure in excess of $25,000 in the aggregate;

(h)

institute or settle any Legal Proceeding; or

(i)

agree in writing or otherwise to take any of the foregoing actions.

4.5

Access to Information. The Company shall permit representatives of the Buyer to have full access (at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Company) to all premises, properties, financial, tax and accounting records, contracts, other records and documents, and personnel, of or pertaining to the Company.

4.6

Notice of Breaches.

(a)

From the date of this Agreement until the Closing, the Company shall promptly deliver to the Buyer supplemental information concerning events or circumstances occurring subsequent to the date hereof which would render any representation, warranty or statement in this Agreement or the Disclosure Schedule inaccurate or incomplete in any material respect at any time after the date of this Agreement until the Closing.

(b)

From the date of this Agreement until the Closing, the Buyer shall promptly deliver to the Company supplemental information concerning events or circumstances occurring subsequent to the date hereof which would render any representation or warranty in this Agreement inaccurate or incomplete in any material respect at any time after the date of this Agreement until the Closing.  No such supplemental information shall be deemed to avoid or cure any misrepresentation or breach of warranty or constitute an amendment of any representation or warranty in this Agreement.

4.7

Exclusivity.

(a)

The Company shall not, and the Company shall require each of its officers, directors, employees, representatives and agents not to, directly or indirectly, (i) initiate, solicit, encourage or otherwise facilitate any inquiry, proposal, offer or discussion with any party (other than the Buyer) concerning any merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or similar business transaction involving the Company, or any division of the Company, (ii) furnish any non-public information concerning the business, properties or assets of the Company, or any division of the Company to any party (other than the Buyer) or (iii) engage in discussions or negotiations with any party (other than the Buyer) concerning any such transaction.

(b)

The Company shall immediately notify any party with which discussions or negotiations of the nature described in paragraph (a) above were pending that the Company is terminating such discussions or negotiations.  If the Company receives any inquiry, proposal or offer of the nature described in paragraph (a) above, the Company shall, within one business day after such receipt, notify the Buyer of such inquiry, proposal or offer, including the identity of the other party and the terms of such inquiry, proposal or offer.

4.8

Expenses.  Except as set forth in Article VI, each of the Parties shall bear its own costs and expenses (including legal and accounting fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby; provided, however, that if the Merger is consummated, the Buyer shall pay or reimburse the legal fees and related expenses of the Company and the Founders in connection with the Merger.

4.9

Interim Consulting. On the date hereof, each of the Founders, Mr. Kast and Mr. Collins and the Transitory Subsidiary shall execute and deliver the Interim Consulting Agreement in the form of Exhibit C hereto providing for the services of each such person in favor of the Buyer pending the Closing and the effectiveness of the Founder Employment Agreements, and the Employment Agreements and the Secondment Agreements.

4.10

Tax Matters.  The Parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Section 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations, and each of the Buyer, the Transitory Subsidiary and the Company shall report the Merger as a reorganization within the meaning of Section 368(a) of the Code unless otherwise required pursuant to a final determination within the meaning of Section 1313(a) of the Code.  The Company acknowledges that it and the Company Stockholders are relying on their own tax advisors in connection with the Merger, this Agreement and the other transactions and agreements contemplated hereby.

ARTICLE V
CONDITIONS TO CONSUMMATION OF THE MERGER

5.1

Conditions to Each Party’s Obligations.  The respective obligations of each Party to consummate the Merger are subject to the satisfaction of the following conditions:

(a)

the Requisite Stockholder Approval shall have been obtained.

(b)

no Legal Proceeding shall be pending or threatened wherein an unfavorable judgment, order, decree, stipulation or injunction would (i) prevent consummation of the transactions contemplated by this Agreement, or (ii) cause the transactions contemplated by this Agreement to be rescinded following consummation.

(c)

No law shall have been enacted, enforced or deemed applicable to the Merger or any other transactions contemplated by this Agreement that has the effect of making the Merger or any other transactions contemplated by this Agreement illegal.

(d)

Any and all filings, clearances, consents, approvals, orders and other authorizations of Governmental Entities that are necessary to consummate the Merger and any other transactions contemplated by this Agreement under applicable law shall have been made, obtained or received.

5.2

Conditions to Obligations of the Buyer and the Transitory Subsidiary.  The obligation of each of the Buyer and the Transitory Subsidiary to consummate the Merger is subject to the satisfaction (or waiver by the Buyer) of the following additional conditions:

(a)

the number of Dissenting Shares shall not exceed 5% of the number of outstanding Common Shares as of the Effective Time (calculated after giving effect to the conversion into Common Shares of all outstanding Preferred Shares and the Notes);

(b)

the Company shall have obtained at its own expense (and shall have provided copies thereof to the Buyer) all of the waivers, permits, consents, approvals or other authorizations, and effected all of the registrations, filings and notices which are required on the part of the Company;

(c)

the representations and warranties of the Company and each of the Founders set forth in this Agreement that are qualified as to materiality shall be true and correct in all respects, and all other representations and warranties of the Company and the Founders set forth in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties shall be true and correct as of such date);

(d)

the Company and each of the Founders shall have performed or complied with in all material respects its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Closing;

(e)

the Company shall have delivered to the Buyer and the Transitory Subsidiary the Company Certificate;

(f)

each of the Company Stockholders shall have executed and delivered to the Buyer an applicable Investment Representation Letter ;

(g)

the Buyer shall have received copies of the resignations, effective as of the Closing, of each director and officer of the Company (other than any such resignations which the Buyer designates, by written notice to the Company, as unnecessary);

(h)

the Buyer shall have received a certificate of good standing of the Company in its jurisdiction of organization and the various foreign jurisdictions in which it is qualified, and certified charter documents, certificates as to the incumbency of officers and the adoption of authorizing resolutions;

(i)

each of the Founders shall have executed and delivered in favor of the Transitory Subsidiary the applicable Founder Employment Agreement, the Secondment Agreement, and shall have delivered the Option Agreement, to which he is to be a party immediately upon the Closing;

(j)

each of Mr. Brian Collins and Mr. Phillip Kast shall have executed and delivered in favor of the Transitory Subsidiary  the Employment Agreement to which he is to be a party immediately upon the Closing;

(k)

the Company shall have delivered to the Buyer, not less than five business days prior to the Closing Date, a form of an amended Section 2.6 of the Disclosure Schedule updated in writing by the Founders, setting forth the Assumed Liabilities estimated as of the Closing Date;

(l)

each Founder shall have duly filed an election form with the Internal Revenue Service under Section 83(b) of the Code; and

(m)

the Company shall have terminated the agreements listed on Section 2.11(a)(ii) of the Disclosure Schedule immediately prior to the Closing.

5.3

Conditions to Obligations of the Company.  The obligation of the Company to consummate the Merger is subject to the satisfaction of the following additional conditions:

(a)

the representations and warranties of the Buyer and the Transitory Subsidiary set forth in this Agreement that are qualified as to materiality shall be true and correct in all respects, and all other representations and warranties of the Buyer and the Transitory Subsidiary set forth in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties shall be true and correct as of such date);

(b)

each of the Buyer and the Transitory Subsidiary shall have performed or complied with in all material respects its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Closing;

(c)

the Buyer shall have delivered to the Company the Buyer Certificate;

(d)

the Transitory Subsidiary shall have executed and delivered the Founder Employment Agreements, the Secondment Agreements and the the Buyer shall have executed and delivered the Option Agreements in favor of the Founders;

(e)

the Transitory Subsidiary shall have executed and delivered the Employment Agreements on behalf of Mr. Collins and Mr. Kast; and

(f)

the Company shall have received certificates of good standing of the Buyer and the Transitory Subsidiary in their jurisdiction of organization, and certified charter documents, certificates as to the incumbency of officers and the adoption of authorizing resolutions.

ARTICLE VI
INDEMNIFICATION

6.1

Indemnification by the Indemnifying Stockholders.  The Indemnifying Stockholders shall indemnify the Buyer in respect of, and hold it harmless against, any and all Damages incurred or suffered by the Surviving Corporation or the Buyer or any Affiliate thereof resulting from, relating to or constituting:

(a)

any breach, as of the date of this Agreement or as of the Closing Date, of any representation or warranty of the Company contained in this Agreement or any other agreement or instrument furnished by the Company to the Buyer pursuant to this Agreement;

(b)

any failure to perform any covenant or agreement of the Company contained in this Agreement or any agreement or instrument furnished by the Company to the Buyer pursuant to this Agreement;

(c)

any failure of any Company Stockholder to have good, valid and marketable title to the issued and outstanding Company Shares issued in the name of such Company Stockholder, free and clear of all Security Interests; or

(d)

any claim by a stockholder or former stockholder of the Company, or any other person or entity, seeking to assert, or based upon:  (i) ownership or rights to ownership of any shares of stock of the Company; (ii) any rights of a stockholder (other than the right to receive the Merger Shares pursuant to this Agreement or appraisal rights under the applicable provisions of the Delaware General Corporation Law), including any option, preemptive rights or rights to notice or to vote; (iii) any rights under the Certificate of Incorporation or By-laws of the Company; or (iv) any claim that his, her or its shares were wrongfully repurchased by the Company.

6.2

Indemnification by the Buyer.  The Buyer shall indemnify the Indemnifying Stockholders in respect of, and hold them harmless against, any and all Damages incurred or suffered by the Indemnifying Stockholders resulting from, relating to or constituting:

(a)

any breach, as of the date of this Agreement or as of the Closing Date, of any representation or warranty of the Buyer or the Transitory Subsidiary contained in this Agreement or any other agreement or instrument furnished by the Buyer or the Transitory Subsidiary to the Company pursuant to this Agreement; or

(b)

any failure to perform any covenant or agreement of the Buyer or the Transitory Subsidiary contained in this Agreement or any agreement or instrument furnished by the Buyer or the Transitory Subsidiary to the Company pursuant to this Agreement.

6.3

Indemnification Claims.  An Indemnified Party shall deliver a Claim Notice to the Indemnifying Party within a reasonable period of time after becoming aware of any Damages that the Indemnified Party has paid, sustained, incurred or accrued, or reasonably anticipates it will have to pay, sustain, incur or accrue, which the Indemnified Party shall have determined has given or could give rise to a claim for indemnification under Section 6.1 or 6.2 hereof, as applicable.  It is agreed that no delay on the part of the Indemnified Party in notifying any Indemnifying Party of a claim will relieve the Indemnifying Party.  If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the estimated amount of Damages described in such Claim Notice, or fails to notify the Indemnified Party within 20 days after delivery of such Claim Notice by the Indemnified Party whether the Indemnifying Party disputes the claim or the estimated amount of Damages described in such notice, the estimated Damages in the amount specified in the Indemnified Party’s notice will be conclusively deemed a liability of the Indemnifying Party and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party.  In case the Indemnifying Party delivers a written Dispute, the Indemnified Party and the Indemnifying Party shall attempt in good faith to agree upon the rights of the respective parties with respect to each of such Claim Notice.  If the Indemnified Party and the Indemnifying Party should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties and the Indemnifying Party shall pay the amount set forth in such memorandum to the Indemnified Party.  If the Indemnifying Party and Indemnifying Party are unable to resolve such Dispute within 30 days after delivery of the notice of Dispute, then the Indemnifying Party and the Indemnified Party will submit the Dispute to arbitration in accordance with Section 6.3.

6.4

Resolution of Disputes.  If no such agreement can be reached after good faith negotiation and prior to 30 days after delivery of a written Dispute, either the Indemnified Party or the Indemnifying Party may demand arbitration of the matter unless the amount of the Damages that are at issue is the subject of a pending litigation with a third party, in which event arbitration shall not be commenced until such amount is ascertained or reasonably ascertainable or both parties agree to arbitration, and in either such event the matter shall be settled by arbitration conducted by one arbitrator mutually agreeable to the Indemnified Party and the Indemnifying Party.  Any such arbitration shall be held in Los Angeles County, California, under the Commercial Rules then in effect and all issues arising in the arbitration shall be governed by California substantive and procedural law.  The arbitrator shall determine how all expenses relating to the arbitration shall be paid, including the respective expenses of each party, the fees of each arbitrator and the administrative fee of the AAA.  The arbitrator shall set a limited time period and establish procedures designed to reduce the cost and time for discovery while allowing the parties an opportunity, adequate in the sole judgment of the arbitrator to discover relevant information from the opposing parties about the subject matter of the Dispute.  The arbitrator shall rule upon motions to compel or limit discovery and shall have the authority to impose sanctions, including attorneys’ fees and costs, to the same extent as a competent court of law or equity, should the arbitrator determine that discovery was sought without substantial justification or that discovery was refused or objected to without substantial justification.  The decision of the arbitrator as to the validity and amount of any claim in such notice of Dispute delivered pursuant to Section 6.2 shall be final, binding, and conclusive upon the parties to this Agreement.  Such decision shall be set forth in a written reasoned award (an “Arbitration Award”) which shall set forth the award, judgment, decree or order awarded by the arbitrator.  Within 30 days of a decision of the arbitrator requiring payment by one party to another, such party shall make the payment to such other party.  Judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction.

6.5

Third Party Claims.  An Indemnified Party shall give written notification to the Indemnifying Party of the commencement of any Third Party Action.  Such notification shall be given within 20 days after receipt by the Indemnified Party of notice of such Third Party Action, and shall describe in reasonable detail (to the extent known by the Indemnified Party) the facts constituting the basis for such Third Party Action and the amount of the claimed damages; provided, however, that no delay or failure on the part of the Indemnified Party in so notifying the Indemnifying Party shall relieve the Indemnifying Party of any liability or obligation hereunder except to the extent of any damage or liability caused by or arising out of such failure.  Within 20 days after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such Third Party Action with counsel reasonably satisfactory to the Indemnified Party; provided that (i) the Indemnifying Party may only assume control of such defense if (A) it acknowledges in writing to the Indemnified Party that any damages, fines, costs or other liabilities that may be assessed against the Indemnified Party in connection with such Third Party Action constitute Damages for which the Indemnified Party shall be indemnified pursuant to this Article VI and (B) the  claim for Damages is less than or equal to the amount of Damages for which the Indemnifying Party is liable under this Article VI and (ii) the Indemnifying Party may not assume control of the defense of Third Party Action involving criminal liability or in which equitable relief is sought against the Indemnified Party.  If the Indemnifying Party does not, or is not permitted under the terms hereof to, so assume control of the defense of a Third Party Action, the Indemnified Party shall control such defense.  The Indemnifying Party may participate in such defense at its own expense.  The Indemnified Party shall keep the Indemnifying Party advised of the status of such Third Party Action and the defense thereof and shall consider in good faith recommendations made by the Indemnifying Party with respect thereto.  The Indemnifying Party shall furnish the Indemnified Party with such information as it may have with respect to such Third Party Action (including copies of any summons, complaint or other pleading which may have been served on such party and any written claim, demand, invoice, billing or other document evidencing or asserting the same) and shall otherwise cooperate with and assist the Indemnified Party in the defense of such Third Party Action.

The fees and expenses of counsel to the Indemnified Party with respect to a Third Party Action shall be considered Damages for purposes of this Agreement if (i) the Indemnified Party controls the defense of such Third Party Action pursuant to the terms of this Section 6.3(a) or (ii) the Indemnifying Party assumes control of such defense and the Indemnified Party reasonably concludes that the Indemnifying Party and the Indemnified Party have conflicting interests or different defenses available with respect to such Third Party Action.  The Indemnifying Party shall not agree to any settlement of, or the entry of any judgment arising from, any Third Party Action without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld, conditioned or delayed.  The Indemnified Party shall not agree to any settlement of, or the entry of any judgment arising from, any such Third Party Action without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, conditioned or delayed.

6.6

Stockholder Representative.  Mr. Harjeet Taggar, in his capacity as Stockholder Representative, is hereby designated and appointed as the agent and attorney in fact for and on behalf of the Company Stockholder and to take all actions that are specifically mandated by the terms of this Agreement. The Stockholder Representative may not be removed unless holders of two thirds of the Company Shares agree to such removal and to the identity of the substituted Stockholder Representative.  Notwithstanding the foregoing, a vacancy in the position of Stockholder Representative may be filled by the holders of a majority of the Company Shares.  No bond shall be required of the Stockholder Representative, and the Stockholder Representative shall not receive any compensation for his services.  The Stockholder Representative shall not be liable to the Company Stockholders for any act done or omitted hereunder as Stockholder Representative while acting in good faith and in the exercise of reasonable judgment.  The Company Stockholders shall indemnify the Stockholder Representative and hold the Stockholder Representative harmless against any loss, liability or expense incurred without gross negligence or bad faith on the part of the Stockholder Representative and arising out of or in connection with the acceptance or administration of the Stockholder Representative’s duties hereunder.

6.7

Survival of Representations and Warranties.  All representations and warranties that are covered by the indemnification agreements in Section 6.1and Section 6.2 shall (a) survive the Closing and (b) shall expire on the date eighteen  (18) months following the Closing Date, except that (i) the representations and warranties set forth in Sections 2.1, 2.2, 2.3, 3.1, 3.2 and 3.3 shall survive the Closing without limitation and (ii) the representations and warranties set forth in Section 2.7 shall survive until 30 days following expiration of all statutes of limitation applicable to the matters referred to therein.

6.8

Limitations.

(a)

Notwithstanding anything to the contrary herein, the aggregate liability of the Indemnifying Stockholders for Damages under this Article VI shall not exceed $5,000,000; provided that in no event will any Indemnifying Stockholder be liable under this Article VI hereof for any amounts in excess of the amount of Cash Consideration and the value of the Merger Shares on the Closing Date received pursuant to this Agreement in respect of such Indemnifying Stockholder’s Company Shares.

(b)

Notwithstanding anything to the contrary herein, the aggregate liability of the Buyer for Damages under this Article VI shall not exceed $5,000,000.

(c)

Except with respect to claims based on fraud, after the Closing, the rights of the Indemnified Parties under this Article VI shall be the exclusive remedy of the Indemnified Parties with respect to claims resulting from or relating to any misrepresentation, breach of warranty or failure to perform any covenant or agreement contained in this Agreement.

(d)

No Indemnifying Stockholder shall have any right of contribution against the Company or the Surviving Corporation with respect to any breach by the Company of any of its representations, warranties, covenants or agreements.

(e)

Indemnified Parties may not recover Damages under this Article VI unless and until the aggregate amount of Damages for which the Indemnified Parties seek to recover exceeds $100,000 (the “Basket Amount”), in which case the Indemnified Parties shall be entitled to recover the full amount of such Damages.

ARTICLE VII
TERMINATION

7.1

Termination of Agreement.  The Parties may terminate this Agreement prior to the Closing (whether before or after Requisite Stockholder Approval), as provided below:

(a)

the Parties may terminate this Agreement by mutual written consent;

(b)

the Buyer may terminate this Agreement by giving written notice to the Company in the event the Company or any Founder is in breach of any representation, warranty or covenant contained in this Agreement, and such breach, individually or in combination with any other such breach, (i) would cause the conditions set forth in clauses (c) or (d) of Section 5.2 not to be satisfied and (ii) is not cured within 20 days following delivery by the Buyer to the Company of written notice of such breach;

(c)

the Company may terminate this Agreement by giving written notice to the Buyer in the event the Buyer or the Transitory Subsidiary is in breach of any representation, warranty or covenant contained in this Agreement, and such breach, individually or in combination with any other such breach, (i) would cause the conditions set forth in clauses (a) or (b) of Section 5.3 not to be satisfied and (ii) is not cured within 20 days following delivery by the Company to the Buyer of written notice of such breach;

(d)

any Party may terminate this Agreement by giving written notice to the other Parties at any time after the stockholders of the Company have voted on whether to approve this Agreement and the Merger in the event this Agreement and the Merger failed to receive the Requisite Stockholder Approval;

(e)

the Buyer may terminate this Agreement by giving written notice to the Company if the Closing shall not have occurred on or before May 22, 2008; and

(f)

the Buyer may terminate this Agreement if, notwithstanding the execution and delivery of the Founder Employment Agreements, (i) any one or more of the Founders refuse or is unable to commence full time employment with the Buyer immediately upon the Closing Date; or (ii) all three Founders are unable to commence full time employment with the Buyer immediately upon the Closing Date, except if such inability derives from hospitalization, death or an immigration barrier which cannot be overcome with the reasonable efforts of the Buyer and such Founder within thirty days after the Closing Date.

7.2

Effect of Termination.  If any Party terminates this Agreement pursuant to Section 7.1, all obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party for willful breaches of this Agreement). Any and all confidentiality provisions and agreements concerning this Agreement or contained herein, shall survive the termination of this Agreement.

ARTICLE VIII
DEFINITIONS

For purposes of this Agreement, each of the following terms shall have the meaning set forth below.

“AAA” shall mean the American Arbitration Association.

“Affiliate” shall mean any affiliate, as defined in Rule 12b-2 under the Securities Exchange Act of 1934.

“Assumed Liabilities” means the liabilities of the Company set forth on Schedule 2.6 hereto and as verified as of the Closing Date.

“Buyer” shall have the meaning set forth in the first paragraph of this Agreement.

“Buyer Certificate” shall mean a certificate to the effect that each of the conditions specified in clauses (a) and (b) of Section 5.3 is satisfied in all respects.

“Buyer Common Stock” shall mean the shares of common stock, $.001 par value per share, of the Buyer.

“Buyer Material Adverse Effect” shall mean any material adverse change, event, circumstance or development with respect to, or material adverse effect on, the business, assets, liabilities, capitalization, prospects, condition (financial or other), or results of operations of the Buyer.  For the avoidance of doubt, the parties agree that the terms “material”, “materially” or “materiality” as used in this Agreement with an initial lower case “m” shall have their respective customary and ordinary meanings, without regard to the meaning ascribed to Buyer Material Adverse Effect.

“Buyer Reports” shall mean (a) the Buyer’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, as filed with SEC, and (b) all other reports filed by the Buyer under Section 13 or subsections (a) or (c) of Section 14 of the Exchange Act with the SEC since November 15, 2007 through the Closing.

“Certificate of Merger” shall mean the certificate of merger or other appropriate documents prepared and executed in accordance with Section 251(c) of the Delaware General Corporation Law.

“Certificates” shall mean stock certificates that, immediately prior to the Effective Time, represented Company Shares converted into Merger Shares pursuant to Section 1.5 (including any Company Shares referred to in the last sentence of Section 1.6(a)).

“Claim Notice” shall mean written notification which contains (i) a description of the Damages incurred or reasonably expected to be incurred by the Indemnified Party and the amount of such Damages, to the extent then known, (ii) a statement that the Indemnified Party is entitled to indemnification under Article VI for such Damages and a reasonable explanation of the basis therefor, and (iii) a demand for payment in the amount of such Damages.

“Closing” shall mean the closing of the transactions contemplated by this Agreement.

“Closing Date” shall mean the later of (i) the date that is 2 business days after the satisfaction or waiver of all of the conditions to the obligations of the Parties to consummate the transactions contemplated hereby (excluding the delivery at the Closing of any of the documents set forth in Article V), (ii) May 22, 2008, or (iii) such other date as agreed to by the Parties.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Commercial Rules” shall mean the Commercial Arbitration Rules of the AAA.

“Common Exchange Ratio” shall have the meaning set forth in Section 1.5(a).

“Common Shares” shall mean the shares of common stock, $.0001 par value per share, of the Company.

“Company Certificate” shall mean a certificate to the effect that each of the conditions specified in clauses (c) and (d) of Section 5.2 is satisfied in all respects.

“Company Intellectual Property” shall mean the Intellectual Property owned by or licensed to the Company and covering, incorporated in, underlying or used in connection with the Customer Deliverables or the Internal Systems.

“Company Material Adverse Effect” shall mean any material adverse change, event, circumstance or development with respect to, or material adverse effect on, (i) the business, assets, liabilities, capitalization, prospects, condition (financial or other), or results of operations of the Company, or (ii) the ability of the Buyer to operate the business of the Company immediately after the Closing. For the avoidance of doubt, the parties agree that the terms “material”, “materially” or “materiality” as used in this Agreement with an initial lower case “m” shall have their respective customary and ordinary meanings, without regard to the meaning ascribed to Company Material Adverse Effect.

“Company Shares” shall mean the Common Shares and the Preferred Shares together.

“Company Stock Plan” shall mean any stock option plan or other stock or equity-related plan of the Company.

“Company Stockholders” shall mean the stockholders of record of the Company immediately prior to the Effective Time.

“Customer Deliverables” shall mean (a) the products that the Company (i) currently markets, sells or licenses, or (ii) has marketed, sold or licensed within the previous two years, or (iii) currently plans to market, sell or license in the future and (b) the services that the Company (i) currently provides, or (ii) has provided within the previous two years, or (iii) currently plans to provide in the future.

“Damages” shall mean any and all debts, obligations and other liabilities (whether absolute, accrued, contingent, fixed or otherwise, or whether known or unknown, or due or to become due or otherwise), monetary damages, fines, fees, penalties, interest obligations, deficiencies, losses and expenses (including amounts paid in settlement, interest, court costs, costs of investigators, fees and expenses of attorneys, accountants, financial advisors and other experts, and other expenses of litigation), other than those costs and expenses of arbitration of a Dispute which are to be shared equally by the Indemnified Party and the Indemnifying Party.

“Disclosure Schedule” shall mean the disclosure schedule provided by the Company to the Buyer on the date hereof.

“Disclosure Statement” shall mean a written proxy or information statement containing the information prescribed by Section 4.3(a).

“Dispute” shall mean the dispute resulting if the Indemnifying Party in a response disputes its liability for all or part of the Damages.

“Dissenting Shares” shall mean Company Shares held as of the Effective Time by a Company Stockholder who has not voted such Company Shares in favor of the adoption of this Agreement and with respect to which appraisal shall have been duly demanded and perfected in accordance with Section 262 of the Delaware General Corporation Law and not effectively withdrawn or forfeited prior to the Effective Time.

“Effective Time” shall mean the time at which the Surviving Corporation files the Certificate of Merger with the Secretary of State of the State of Delaware.

“Employment Agreement” shall mean the form of Employment Agreement attached hereto as Exhibit D, and as applicable for each of the Mr. Collins and Mr. Kast.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Founder Employment Agreement” shall mean the form of Employment Agreement attached hereto as Exhibit E, and as applicable for each of the Founders.

“GAAP” shall mean United States generally accepted accounting principles.

“Governmental Entity” shall mean any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency.

“Indemnified Party” shall mean a party entitled, or seeking to assert rights, to indemnification under Article VI.

“Indemnifying Party” shall mean the party from whom indemnification is sought by the Indemnified Party under Article VI.

“Indemnifying Stockholders” shall mean the Founders.

“Intellectual Property” shall mean all:

(a)

patents, patent applications, patent disclosures and all related continuation, continuation-in-part, divisional, reissue, reexamination, utility model, certificate of invention and design patents, patent applications, registrations and applications for registrations;

(b)

trademarks, service marks, trade dress, Internet domain names, logos, trade names and corporate names and registrations and applications for registration thereof;

(c)

copyrights and registrations and applications for registration thereof;

(d)

mask works and registrations and applications for registration thereof;

(e)

computer software, data and documentation;

(f)

inventions, trade secrets and confidential business information, whether patentable or nonpatentable and whether or not reduced to practice, know-how, manufacturing and product processes and techniques, research and development information, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information;

(g)

other proprietary rights relating to any of the foregoing (including remedies against infringements thereof and rights of protection of interest therein under the laws of all jurisdictions); and

(h)

copies and tangible embodiments thereof.

“Internal Systems” shall mean the internal systems of the Company that are used in its business or operations, including computer hardware systems, software applications and embedded systems.

“Lease” shall mean any lease or sublease pursuant to which the Company leases or subleases from another party any real property.

“Legal Proceeding” shall mean any action, suit, proceeding, claim, arbitration or investigation before any Governmental Entity or before any arbitrator.

“Merger” shall mean the merger of the Transitory Subsidiary with and into the Company in accordance with the terms of this Agreement.

“Option Agreement” shall mean the form of Option Agreement attached hereto as Exhibit F, and as applicable for each of the Founders.

“Ordinary Course of Business” shall mean the ordinary course of business consistent with past custom and practice (including with respect to frequency and amount).

“Parties” shall mean the Buyer, the Transitory Subsidiary and the Company.

“Preferred Shares” shall mean the shares of preferred stock, $.0001 par value per share, of the Company.

“Reasonable Best Efforts” shall mean best efforts, to the extent commercially reasonable.

“Requisite Stockholder Approval” shall mean the adoption of this Agreement and the approval of the Merger by a majority of the votes represented by the outstanding Company Shares entitled to vote on this Agreement and the Merger.

“SEC” shall mean the Securities and Exchange Commission.

“Secondment Agreement” shall mean the form of Secondment Agreement attached hereto as Exhibit G.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Security Interest” shall mean any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law), other than (i) mechanic’s, materialmen’s, and similar liens, (ii) liens arising under worker’s compensation, unemployment insurance, social security, retirement, and similar legislation and (iii) liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the Ordinary Course of Business of the Company and not material to the Company.

“Surviving Corporation” shall mean the Transitory Subsidiary, as the surviving corporation in the Merger.

“Taxes” shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof.

“Tax Returns” shall mean all reports, returns, declarations, statements or other information required to be supplied to a taxing authority in connection with Taxes.

“Third Party Action” shall mean any suit or proceeding by a person or entity other than a Party for which indemnification may be sought by a Party under Article VI.

ARTICLE IX
MISCELLANEOUS

9.1

Press Releases and Announcements.  No Party shall issue any press release or public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law, regulation or stock market rule (in which case the disclosing Party shall use reasonable efforts to advise the other Parties and provide them with a copy of the proposed disclosure prior to making the disclosure).

9.2

No Third Party Beneficiaries.  This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

9.3

Entire Agreement.  This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements or representations by or among the Parties, written or oral, with respect to the subject matter hereof.

9.4

Succession and Assignment.  This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns.  No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties; provided that the Transitory Subsidiary may assign its rights, interests and obligations hereunder to an Affiliate of the Buyer.

9.5

Counterparts and Facsimile Signature.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  This Agreement may be executed by facsimile signature.

9.6

Headings.  The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

9.7

Notices.  All notices, requests, demands, claims, and other communications hereunder shall be in writing.  Any notice, request, demand, claim or other communication hereunder shall be deemed duly delivered 4 business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next business day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

If to the Company:

Entity, Inc.

863 Clearview Drive

San Jose, California 95133

Attention:  Harjeet Taggar

If to the Shareholder Representative:

Harjeet Taggar

93 S. Jackson Street, #77262

Seattle, Washington 98104-2818

If to the Founders:

Harjeet Taggar

93 S. Jackson Street, #77262

Seattle, Washington 98104-2818

Kulveer Taggar

93 S. Jackson Street, #77262

Seattle, Washington 98104-2818

Patrick Collison

Killonan Castleroy

Co. Limerick

Ireland

Copy to:

Wilson Sonsini Goodrich & Rosati, Professional Corporation

One Market, Spear Tower, Suite 3300

San Francisco, California 94105

Fax: 415-947-2099

Attention: Jason Sebring, Esq.

Copy to:

Jeffer, Mangels, Butler & Marmaro LLP

Two Embarcadero Center, Fifth Floor

San Francisco, California 94111

Fax: 866- 297-8774

Attn: Mark Muntean, Esq.

If to the Buyer or the Transitory Subsidiary: Communicate.com, Inc. 375 Water Street, Suite 645 Vancouver, BC Canada, V6B 5C6 Fax: 604-453-4871 Attention: Mr. Mark Melville	Copy to: Richardson & Patel, LLP 10944 Wilshire Boulevard, Suite 500 Los Angeles, California 90024 Fax: 310-208-1154 Attention: Jennifer A. Post, Esq.

Any Party may give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended.  Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

9.8

Governing Law.  This Agreement (including the validity and applicability of the arbitration provisions of this Agreement, the conduct of any arbitration of a Dispute, the enforcement of any arbitral award made hereunder and any other questions of arbitration law or procedure arising hereunder) shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

9.9

Amendments and Waivers.  The Parties may mutually amend any provision of this Agreement at any time prior to the Closing; provided, however, that any amendment effected subsequent to the Requisite Stockholder Approval shall be subject to any restrictions contained in the Delaware General Corporation Law.  No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the Parties.  No waiver of any right or remedy hereunder shall be valid unless the same shall be in writing and signed by the Party giving such waiver.  No waiver by any Party with respect to any default, misrepresentation or breach of warranty or covenant hereunder shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

9.10

Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.  If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

9.11

Submission to Jurisdiction.  Each Party (a) submits to the jurisdiction of any state or federal court sitting in Los Angeles, California in any action or proceeding arising out of or relating to this Agreement (including any action or proceeding for the enforcement of any arbitral award made in connection with any arbitration of a Dispute hereunder), (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (c) waives any claim of inconvenient forum or other challenge to venue in such court, (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court and (e) waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Agreement; provided in each case that, solely with respect to any arbitration of a Dispute, the Arbitrator shall resolve all threshold issues relating to the validity and applicability of the arbitration provisions of this Agreement, contract validity, applicability of statutes of limitations and issue preclusion, and such threshold issues shall not be heard or determined by such court.

9.12

Construction.

(a)

The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

(b)

Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

(c)

Any reference herein to "including" shall be interpreted as "including without limitation".

(d)

Any reference to any Article, Section or paragraph shall be deemed to refer to an Article, Section or paragraph of this Agreement, unless the context clearly indicates otherwise.

REMAINDER OF PAGE INTENTIONALLY BLANK

IN WITNESS WHEREOF, the Parties have executed this Agreement and Plan of Merger as of the date first above written.

COMMUNICATE.COM, INC.

By: /s/ C. Geoffrey Hampson

Title: Chief Executive Officer

COMMUNICATE.COM DELAWARE, INC.

By: /s/ C. Geoffrey Hampson

Title: Chief Executive Officer

ENTITY, INC.

By: /s/ Harjeet Taggar

Title: President

THE FOUNDERS:

/s/ Harjeet Taggar

______________________________________

HARJEET TAGGAR

/s/ Kulveer Taggar

______________________________________

KULVEER TAGGAR

/s/ Patrick Collison

______________________________________

PATRICK COLLISON

IN WITNESS WHEREOF, the Parties have executed this Agreement and Plan of Merger as of the date first above written.

THE STOCKHOLDER REPRESENTATIVE:

/s/ Harjeet Taggar

____________________________________

HARJEET TAGGAR

Exhibit A -

Distribution Schedule

Exhibit B-1-

Form of Investment Representation Letter (Regulation D)

Exhibit B-2

Form of Investment Representation Letter (Regulation S)

Exhibit C -

Form of Interim Consulting Agreement

Exhibit D -

Form of Employment Agreement

Exhibit E -

Form of Founder Employment Agreement

Exhibit F -

Form of Stock Option Agreement

Exhibit G -

Form of Secondment Agreement

Exhibit H -

Form of Advance Note

ENTITY, INC.

DISCLOSURE SCHEDULES

These Disclosure Schedules are made and given pursuant to Article II of the Agreement and Plan of Merger, dated as of as of March 25, 2008 (the “Agreement”) by and among Communicate.com, Inc., a Nevada corporation (the “Buyer”), Communicate.com Delaware, Inc., a Delaware corporation and a wholly-owned subsidiary of the Buyer (the “Transitory Subsidiary”), Entity, Inc., a Delaware corporation (the “Company”), Harjeet Taggar, Kulveer Taggar and Patrick Collison (each a “Founder” and collectively, the “Founders”) and Harjeet Taggar as representative of the stockholders of the Company (the “Stockholder Representative”).  All capitalized terms used but not defined herein shall have the meanings as defined in the Agreement, unless otherwise provided.  The Disclosure Schedules are arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in Article II of the Agreement, it being understood that disclosure made here in with regard to a representation or warranty shall be deemed incorporated in and applicable to each section and subsection to which such disclosure would be reasonable on the face of such disclosure. Where the terms of an agreement or other disclosure item have been summarized or described in these Disclosure Schedules, such summary or description does not purport to be a complete statement of the material terms of such agreement or other item.  Nothing in these Disclosure Schedules is intended to broaden the scope of any representation or warranty contained in the Agreement or to create any covenant.

SECTION 2.1 - ORGANIZATION, QUALIFICATION AND CORPORATE POWER

The Company is duly qualified and licensed to do business and is in good standing as a foreign corporation in California.

SECTION 2.2 – CAPITALIZATION

Section 2.2(b)

Common Stockholders:

Stockholder	Class/Series	Shares
John Collison	Common Stock	149,864
Suresh Patel	Common Stock	1,099,000
Anil Patel	Common Stock	77,810
Hemantika Patel	Common Stock	77,810
Dipan Patel	Common Stock	77,810
Chirag Patel	Common Stock	77,810
Evan Williams	Common Stock	38,807
Y Combinator, LLC	Common Stock	310,500
Webshaka, Inc.	Common Stock	37,100
Harry Clark	Common Stock	38,807
Michael Lewis	Common Stock	124,100

Series AA Preferred Stockholders:

Stockholder	Class/Series	Shares	Number of Shares of Conversion Stock (Common)
Paul Graham	Series AA Preferred Stock	87,037	87,037
Y Combinator, LLC	Series AA Preferred Stock	87,037	87,037

        The Restricted Stock Purchase Agreements (each an “RSPA”) by and between the Company and each of the Founders provide that the Company has a repurchase option with respect to any of such Founder’s unvested shares. The following table sets forth all of the Founders who are party to an RSPA:

Name	Date	Total Shares	Shares Subject to Repurchase*	Vesting Schedule
Harjeet Taggar	September 13, 2007	1,898,289	1,186,431	(1)
Patrick Collison	September 13, 2007	1,898,289	1,186,431	(1)
Kulveer Taggar	September 13, 2007	1,898,289	949,145	(2)

(1) 711,858 Shares are not subject to repurchase.  1,186,431 Shares vest monthly over the next thirty (30) months.

(2) 949,144 Shares are not subject to repurchase.  949,145 Shares vest monthly over the next twenty-four (24) months.

* The Company and the Founders have amended these RSPAs such that one hundred percent (100%) of the Shares subject to repurchase shall vest at the Closing.

SECTION 2.6 – UNDISCLOSED LIABILITIES - ASSUMED LIABILITIES

Entity Inc.

Liabilities

Legal Fees			$47,026.64
Payroll:
	Harjeet	$20,452.25
	Patrick	$21,379.79
	Kulveer	$18,264.98
	Phil	$5,000.00
Payroll Total			$65,097.02
Accounting Fees			$13,907.88	(£6849.16)
Sacca Consultancy			$30,000.00

Total Liabilities			$156,031.54

In addition, as of the date of the Agreement, the Company has incurred approximately $40,000.00 in legal fees in connection with the Merger, and will continue to incur legal fees related to the transaction through the Closing.  Such legal fees are not Assumed Liabilities and will be paid or reimbursed by the Buyer pursuant to Section 4.8 of the Agreement.

SECTION 2.9 - REAL PROPERTY LEASES

Section 2.9:

None.

SECTION 2.10 – INTELLECTUAL PROPERTY

Section 2.10(a):

Domain registration for http://auctomatic.com

Section 2.10(a):

The Company retained the services of Brian Collins as an independent contractor.  Brian Collins did not enter into a confidentiality/assignment of inventions agreement with the Company.

Section 2.10(c)

None.

SECTION 2.11 – CONTRACTS

Section 2.11(a)(ii):

ServerTweak Networks LLC Agreement dated June 13, 2007.

Consulting Agreement with Christopher Sacca dated January 1, 2008.

SECTION 2.13 – INSURANCE

Section 2.13:

None.

SECTION 2.15 – EMPLOYEES

Section 2.15:

1.

Harjeet Taggar

2.

Kulveer Taggar

3.

Patrick Collison

4.

Philip Kast

The Company retained the services of Brian Collins as an independent contractor.  Brian Collins did not enter into a confidentiality/assignment of inventions agreement with the Company.

WSGR Draft

SECTION 2.17 – BOOKS AND RECORDS; FINANCIAL RECORDS

Section 2.17:

Bank Name

Location

Account #

Authorized Signatory

Wells Fargo

California

701-2202060

Harjeet Taggar

Business Checking Account

Kulveer Taggar

Patrick Collison

Exhibit A

Distribution Schedule

Stockholder	Type of Stock	Number of Shares	Percentage
John Collison Killonan Castletroy Co. Limerick Ireland	Common	149,864	1.65%
Suresh Patel 26 Cedarhurst Drive London, SE9, SLP, United Kingdom	Common	1,099,000	12.09%
Anil Patel 18 Dunyeats Road Broadstone Dorset, BH188AN, United Kingdom	Common	77,810	0.86%
Hemantika Patel 118 Dunyeats Road Broadstone Dorset, BH188AN, United Kingdom	Common	77,810	0.86%
Dipan Patel 21 Winslow Close Pinner, MIDDX, HASZQX, United Kingdom	Common	77,810	0.86%
Chirag Patel 16 Capricorn Place Kawaha Point, Rotorua, New Zealand	Common	77,810	0.86%
Evan Williams 601 4th Street, PH#3 San Francisco, CA 94107	Common	38,807	0.43%

Y Combinator, LLC 135 Garden Street Cambridge, MA 02138	Common	310,500	3.42%
Webshaka, Inc. 501 Beale Street, Unit 9A San Francisco, CA 94109	Common	37,100	0.41%
Harry Clark Holmwood, Tangley Andover, Hampshire, SPII ORV, United Kingdom	Common	38,807	0.43%
Michael Lewis 19 Roland Gardens London, SWT 3PE United Kingdom	Common	124,100	1.37%
Harjeet Taggar 93 S. Jackson Street, #77262 Seattle, WA 98104-2818	Common	1,898,289	20.89%
Patrick Collison 93 S. Jackson Street, #77262 Seattle, WA 98104-2818	Common	1,898,289	20.89%
Kulveer Taggar 93 S. Jackson Street, #77262 Seattle, WA 98104-2818	Common	1,898,289	20.89%
Paul Graham 135 Garden Street Cambridge, MA 02138	Common Stock (upon conversion of shares of Series AA Preferred)	87,037	0.96%
Y Combinator, LLC 135 Garden Street Cambridge, MA 02138	Common Stock (upon conversion of shares of Series AA Preferred)	87,037	0.96%
Phil Kast 3340 NE Peerless Place Portland, OR 97232	Common Stock		4.51%[1]

__________________

1 As per the Management Bonus Plan adopted as of March 17, 2008.

Paul Buchheit 1518 Hillview Drive Los Altos, CA 94024	Common Stock (upon conversion of the Buchheit Note)	5.07%[2]
Christopher Sacca 200 Townsend Street, #7 San Francisco, CA 94107	Common Stock (upon conversion of the Sacca Note)	2.62%[3]

__________________

2 Based on principal and interest accrued through May 22, 2008.

3 Based on principal and interest accrued through May 22, 2008.

Exhibit B-1

INVESTOR LETTER

Communicate.com, Inc.

375 Water Street, Suite 645

Vancouver, BC

Canada, V6B 5C6

Ladies & Gentlemen:

The information contained herein is being furnished to you in order to provide assurances to you as to the availability of the exemption from registration pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and issuance to me of shares of Communicate.com, Inc. (“Communicate”) Common Stock pursuant to the Agreement and Plan of Merger, dated March ___, 2008, among Communicate, Communicate.com Delaware, Inc., Entity, Inc., the Founders and Harjeet Taggar, as Stockholder Representative (the “Agreement”). Capitalized terms not otherwise defined herein have the meanings given them in the Agreement.  The undersigned understands that (i) you will rely upon the following information for purposes of making your determination of the availability of the exemption from registration and (ii) the issuance of Communicate Common Stock to the undersigned in the Merger will not be registered under the Securities Act in reliance upon the exemption from registration provided by the Securities Act and Regulation D.  The undersigned further understands that your willingness to proceed with the Merger is specifically conditioned in part upon the receipt of this letter and the accuracy of the information set forth herein.

The undersigned represents to you that (i) the information contained herein is complete and accurate and may be relied upon by you, and (ii) the undersigned will notify you immediately of any change in any of such information.

All information furnished is for the sole use of you, your counsel, your independent accountants and your financial advisor and will be held in confidence by you and your counsel, your independent accountants and your financial advisor, except that this letter may be furnished to such parties as you deem necessary to establish compliance with federal or state securities laws.

(Attach Additional Pages if Necessary to Answer Fully Any of the Questions Below.)

1.a.

PARTNERSHIP, CORPORATION, TRUST or OTHER ENTITY

Name:  _____________________________

Telephone:  (    )________________

Address:  ______________________________________________________________

______________________________________________________________________

Date and State of Organization (if applicable):  _______

Taxpayer Identification No. (if applicable):

_______

Communications should be sent to:

_______________________________________

_______________________________________

1.b.

INDIVIDUAL INVESTOR

Name:  _____________________________

Telephone:  (    )________________

Address:  ______________________________________________________________

______________________________________________________________________

Date and State of Organization (if applicable):  _______

Taxpayer Identification No. (if applicable):

_______

Communications should be sent to:

_______________________________________

_____________________________________________________________________

2.a

If the undersigned is NOT a natural person, it is one of the following (check all that apply):

(i)

a bank (as defined in Section 3(a)(2) of the Securities Act) or any savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the Securities Act) whether acting in its individual or fiduciary capacity;

Yes ________________________

(ii)

a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

Yes ________________________

(iii)

an insurance company (as defined in Section 2(13) of the Securities Act);

Yes ________________________

(iv)

an investment company registered under the Investment Company Act of 1940, as amended;

Yes ________________________

(v)

a business development company (as defined in Section 2(a)(48) of the Investment Company Act);

Yes ________________________

(vi)

a Small Business Investment Company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

Yes ________________________

(vii)

a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivision for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

Yes ________________________

(viii)

an employee benefit plan within the meaning of the Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary (as defined in Section 3(21) of ERISA) which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (as defined in Rule 501 under the Securities Act);

Yes ________________________

(ix)

a private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (as amended);

Yes ________________________

(x)

a corporation, a non-profit organization described in section 501(c)(3) of the Internal Revenue Code of 1986, a Massachusetts or similar business trust or a partnership, not formed for the specific purpose of acquiring the Communicate Common Stock, with total assets in excess of $5,000,000;

Yes ________________________

2

(xi)

a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Communicate Common Stock, whose decision to approve the Merger is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Communicate Common Stock or whose purchase is directed by a bank or savings and loan or other institution as defined in (iii) below;

Yes ________________________

If “Yes”, please provide information below documenting the experience of the person directing the trust’s purchase:

________________________________________________________________

________________________________________________________________

________________________________________________________________

(xii)

an entity in which all of the equity owners are accredited investors (as defined in Rule 501 under the Securities Act);

Yes ________________________

(xiii)

a revocable trust and all of the grantors thereof are accredited investors (as defined in Rule 501 under the Securities Act).

Yes ________________________

2.b.

If the undersigned IS a natural person, the undersigned (check all that apply):

(i)

has a net worth, or joint net worth with the undersigned’s spouse, at the date of this letter, exceeding $1,000,000 (net worth for purposes of this item includes home, home furnishings and automobiles);

Yes ________________________

(ii)

had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

Yes ________________________

3

3.

Additional Representations, Warranties and Covenants of the Undersigned:

(i)

No Registration Under the Securities Act.  The shares of Communicate Common Stock to be issued to the undersigned in the Merger have not been registered under the Securities Act and, therefore, cannot be resold unless they are registered under the Securities Act or unless an exemption from registration is available.

(ii)

Investment Representation.  The shares of Communicate Common Stock to be issued to the undersigned in the Merger are being acquired by the undersigned in good faith solely for the undersigned’s own account, for investment and not with a view toward resale or other distribution within the meaning of the Securities Act.  Such shares will not be offered for sale, sold or otherwise transferred by the undersigned without either registration or an exemption from registration under the Securities Act.

(iii)

Evaluation of Merits and Risks.  The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the undersigned’s investment in the shares of Communicate Common Stock being required in the Merger.  The undersigned understands and is able to bear any economic risks associated with such investment for an indefinite period of time.  The undersigned acknowledges that Communicate has made available to the undersigned the opportunity to ask questions of the officers and management employees of Communicate about the business and financial condition of Communicate as the undersigned has requested.

[Signature pages follows.]

4

Very truly yours,

Partnership, Corporation, Trust or Other Entity:

_______________________________________

Name of Entity

Date:  ________________________

By: ____________________________________

Name: __________________________________

Title: ___________________________________

Individual Investor:

Date: ________________________

_______________________________________

Signature

Name: __________________________________

5

Exhibit B-2

INVESTOR LETTER

Communicate.com, Inc.

375 Water Street, Suite 645

Vancouver, BC

Canada, V6B 5C6

Ladies & Gentlemen:

The information contained herein is being furnished to you in order to provide assurances to you as to the availability of the exemption from registration pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and issuance to me of shares of Communicate.com, Inc. (“Communicate”) Common Stock pursuant to the Agreement and Plan of Merger, dated March ____, 2008, among Communicate, Communicate.com Delaware, Inc., Entity, Inc., the Founders and Harjeet Taggar, as Stockholder Representative (the “Agreement”). Capitalized terms not otherwise defined herein have the meanings given them in the Agreement.  The undersigned understands that (i) you will rely upon the following information for purposes of making your determination of the availability of the exemption from registration and (ii) the issuance of Communicate Common Stock to the undersigned in the Merger will not be registered under the Securities Act in reliance upon the exemption from registration provided by the Securities Act and Regulation S.  The undersigned further understands that your willingness to proceed with the Merger is specifically conditioned in part upon the receipt of this letter and the accuracy of the representations set forth below.

The undersigned represents and warrants as follows:

1.

The undersigned is a “Non-U.S. person,” which terms means any person who is not a U.S. Person or is deemed not to be a U.S. Person” under Regulation S of the Securities Act, and is not acquiring the Common Stock for the account or benefit of a U.S. Person.

2.

The undersigned has been advised and acknowledges that:

(a)

the shares of Communicate Common Stock are “restricted securities” within the meaning of the Securities Act and have not been, and when issued, will not be registered under the Securities Act, the securities laws of any state of the United States or the securities laws of any other country;

(b)

that all certificates representing the shares of Communicate will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT”.

(c)

in issuing and selling the shares of Communicate Common Stock to such Non-U.S. person, Communicate is relying upon the “safe harbor” provided by Regulation S promulgated under the Securities Act;

(d)

it is a condition to the availability of the Regulation S “safe harbor” that the shares of Communicate Common Stock not be offered or sold in the United States or to a U.S. person until the expiration of a one-year “distribution compliance period” (or a six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) following the Closing; and

(e)

notwithstanding the foregoing, prior to the expiration of the one-year “distribution compliance period” (or six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) after the Closing (the “Restricted Period”), the shares of Communicate Common Stock may be offered and sold by the undersigned only if either: (i) the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (ii) the offer and sale is outside the United States and to other than a U.S. person.

3.

The undersigned agrees that with respect to the shares of Communicate Common Stock, until the expiration of the Restricted Period:

(a)

the undersigned, its agents or its representatives will not solicit offers to buy, offer for sale or sell any of the shares of Communicate Common Stock, or any beneficial interest therein in the United States or to or for the account of a U.S. person; and

(b)

notwithstanding the foregoing, the shares of Communicate Common Stock may be offered and sold by the holder thereof only if either: (i)  the offer or sale is within the United States or to or for the account of a U.S. person, the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (ii) the offer and sale is outside the United States and to other than a U.S. person; and

(c)

the undersigned will not engage in hedging transactions with regard to the shares of Communicate Common Stock unless in compliance with the Securities Act.

4.

The undersigned will not engage or cause any third party to engage in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the shares of Communicate Common Stock.

5.

The undersigned: (a) is domiciled and has its principal place of business outside the United States; and (b) certifies it is not a U.S. person and is not acquiring the shares of Communicate Common Stock for the account or benefit of any U.S. person.

6.

The undersigned is not a “distributor” (as defined in Regulation S) or a “dealer” (as defined in the Securities Act).

7.

Evaluation of Merits and Risks.  The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the undersigned’s investment in the shares of Communicate Common Stock being required in the Merger.  The undersigned understands and is able to bear any economic risks associated with such investment for an indefinite period of time.  The undersigned acknowledges that Communicate has made available to the undersigned the opportunity to ask questions of the officers and management employees of Communicate about the business and financial condition of Communicate as the undersigned has requested and has had full opportunity to review Communicate’s filings with the SEC pursuant to the Securities Exchange Act of 1934, including the Company’s annual reports on Form 10-KSB and quarterly reports on Form 10-QSB, and additional information regarding the business and financial condition of the Company.  The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to make the investment in the Common Stock.

 [Signature pages follows]

Very truly yours,

Partnership, Corporation, Trust or Other Entity:

_______________________________________

Name of Entity

Date:  ________________________

By: ____________________________________

Name: __________________________________

Title: ___________________________________

Individual Investor:

Date: ________________________

_______________________________________

Signature

Name: __________________________________

Exhibit C

THIS INTERIM CONSULTING AGREEMENT is made effective as of the ____________, 2008,

B E T W E E N:

COMMUNICATE.COM DELAWARE, INC. a corporation incorporated under the laws of Delaware

(hereinafter called the “Company”)

OF THE FIRST PART

- and -

[                      ]

(hereinafter called “Interim Consultant”)

 OF THE SECOND PART

WHEREAS the Company and the Interim Consultant entered into that certain Agreement and Plan of Merger By and Among Communicate.com, Inc., Communicate.com Delaware, Inc., Entity, Inc., the Founders, and Harjeet Taggar as representative of the shareholders of the Company, dated March 25, 2008 (the “Merger Agreement”); and

WHEREAS pursuant to the terms of the Merger Agreement the Company and the Interim Consultant have agreed to enter into this Interim Consulting Agreement providing for the services of such Interim Consultant pending the Closing (as defined in the Merger Agreement) and the effectiveness of the Interim Consultant’s employment agreement (the Founders Employment Agreement or the Employment Agreement, as the case may be and as further defined in the Merger Agreement).

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the terms and conditions herein contained, the parties hereto agree as follows:

1.

Contract of Services

(a)

The Company hereby retains and appoints Interim Consultant effective as of the date hereof to act as consultant for the Company with respect to the commercial exploitation of domain names owned by the Company (the “Project”) reporting to the President and Chief Operating Officer of the Company, Jonathan Ehrlich (the “COO”), and Interim Consultant hereby accepts such retainer and appointment and agrees to perform his services as provided herein.

(b)

Forthwith following the execution and delivery of this Interim Consulting Agreement, the COO and Interim Consultant shall agree on the goals and objectives with respect to the Project.

(c)

Interim Consultant shall perform his services on a full-time basis during the Term specified in Section 2 below.

(d)

Interim Consultant shall faithfully and diligently perform his services hereunder to the best of his ability and in the best interests of the Company and will not knowingly do any act or thing which may tend to injure or adversely affect the reputation of the Company or its business in any of its phases.

2.

Term

The term of Interim Consultant’s retainer hereunder (the “Term”) shall commence with the effective date of this agreement  and continuing to the earlier of the Closing Date as defined in the Merger Agreement, or the termination of the Merger Agreement.

3.

Remuneration

(a)

Interim Consultant shall be paid for $_______ per month for his services payable in two equal instalments on the closest business day to the middle and the end of each month during the Term.

(b)

Interim Consultant shall be reimbursed by the Company for all expenses reasonably or necessarily incurred by him in the course of providing the services required pursuant to this Interim Consulting Agreement, including but not limited to transportation, meals, lodging, travel, business entertainment, equipment and supplies, upon presentation of statements, receipts or other supporting documentation as the Company may reasonably require.

4.

Termination

The provision of services by Interim Consultant hereunder may be terminated by either party by giving to the other party at least 15 days’ prior written notice to such effect.

5.

Intellectual Property, Inventions etc.

Interim Consultant agrees that all intellectual property and inventions, including but not limited to marketing, business plans, formulate, processes, designs, computer software and programmes, which Interim Consultant may conceive or make or have conceived or made in the course or arising out of his services with the Company in connection with the services hereunder (collectively, the “Works”) shall be and are the sole and exclusive property of the Company and shall be disclosed by Interim Consultant to the Company.  Interim Consultant shall, whenever requested to do so by the Company, without any obligation on the part of the Company to pay any royalty or other compensation to Interim Consultant, at the Company’s expense, execute and sign any and all applications, assignments or other instruments and do all other things which the Company may deem necessary or appropriate:

(i)

in order to apply for, obtain, maintain, enforce or defend letters patent in Canada or in any foreign country for any Works; or

(ii)

in order to assign, transfer, convey or otherwise made available to the Company the sole and exclusive right, title and interest in and to any or all of Works.

Interim Consultant also agrees to waive in whole any moral rights which it may have in any Works or any part or parts thereof.

6.

Non-Competition

Provided the Merger Closes, Interim Consultant shall not during the period that he is performing his services hereunder (the “Service Period”) and for 12 months immediately after the termination thereof, directly or indirectly, in any manner whatsoever including, without limitation, either individually, or in partnership, jointly or in conjunction with any other person, or as an employee, principal, agent, director or shareholder:

(iii)

be engaged in any undertaking

(iv)

have any financial or other interest (including an interest by way of royalty or other compensation arrangements) in or in respect of the business of any person; or

(v)

advise, lend money to, guarantee the debts or obligations of any person which carries on a business;

anywhere which is the same as or substantially similar to or competes with or would compete with any of the assets owned by the Company or Communicate.com Inc.

7.

No Solicitation of Customers

Provided the Merger Closes, Interim Consultant shall not, during the Service Period and for the 12 months immediately thereafter, directly or indirectly, contact or solicit any designated customers of the Company or any of its Affiliates for the purpose of selling to the designated customers any services or products which are the same as or substantially similar to, or in any way competitive with, the services or products sold by the Company or any of its Affiliates during the Service Period. For the purpose of this section, a designated customer means a Person who was a customer of the Company or of any of its Affiliates during some part of the Service Period.

8.

No Solicitation of Employees

Interim Consultant shall not, during the Service Period and for the 12 months immediately thereafter, directly or indirectly, employ or retain as an employee or an independent contractor any employee of the Company or any of its Affiliates or induce or solicit, or attempt to induce, any such Person to leave his or her employment.

9.

Confidentiality

Interim Consultant shall not, either during the Service Period or at any time thereafter, directly or indirectly, use or disclose to any Person any Confidential Information provided, however, that nothing in this section shall preclude Interim Consultant from disclosing or using Confidential Information, if:

(a)

the Confidential Information is available to the public or in the public domain at the time of such disclosure or use, without breach of this Interim Consulting Agreement;

(b)

disclosure of the Confidential Information is required to be made by any law, regulation, governmental authority or court; or

(c)

the Confidential Information was received by Interim Consultant after termination of the Service Period from a third party who had a lawful right to disclose it to Interim Consultant.

The Interim Consultant shall be subject to the provisions of this Section 9 in the event that the Merger Closes and in the event that the Merger Agreement is terminated.

10.

Remedies

Interim Consultant acknowledges that a breach or threatened breach by Interim Consultant of the provisions of sections 8 to 11, inclusive, may result in the Company and its shareholders suffering irreparable harm which is not capable of being calculated and which cannot be fully or adequately compensated by the recovery of damages alone. Accordingly, Interim Consultant agrees that the Company shall be entitled to interim and permanent injunctive relief, specific performance and other equitable remedies, in addition to any other relief to which the Company may become entitled.

11.

Representation of Interim Consultant

Interim Consultant represents and warrants to the Company that he is not a party to, or bound by, any agreement or understanding with any other Person that precludes or restricts his ability and entitlement in any way to carry out his duties hereunder on behalf of the Company as contemplated herein, free and clear of any claims or liabilities of whatsoever nature.

12.

Arbitration

(a)

Any dispute between the parties hereto in respect of the interpretation of this Interim Consulting Agreement or otherwise arising under this Interim Consulting Agreement which cannot be resolved by the parties acting in good faith within a period of 30 days following the giving of a written notice by one party to the other party hereto (the “Notice Period”) will be determined by arbitration.

(b)

If a dispute is not resolved within the Notice Period, either party hereto may thereafter by written notice delivered to the other party hereto demand arbitration of such dispute as herein provided.

(c)

Upon a demand for arbitration as set forth above, the parties hereto will within 10 days from the date on which notice of the demand is given, appoint a single arbitrator to resolve the dispute and, failing such appointment, either party may apply to have a single arbitrator appointed in which case the dispute shall be arbitrated in accordance with the laws of State of California.

(d)

The place of arbitration will be Los Angeles, California and the decision of the arbitrator will be final and binding upon the parties hereto.

(e)

All costs of the arbitration, other than the costs of any counsel engaged by the Interim Consultant, will be for the account of the Company.

13.

Notices

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication or by hand-delivery as hereinafter provided. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to have been received on the fourth business day after the post-marked date thereof, or if mailed by registered mail, shall be deemed to have been received on the day such mail is delivered by the post office, or if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the business day following the sending, or if delivered by hand shall be deemed to have been received at the time it is delivered in person to Interim Consultant or to the Company at its address noted below either to the individual designated below or to an individual at such address having apparent authority to accept deliveries on behalf of the Company. Notice of change of address shall also be governed by this section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with this section. Notices and other communications shall be addressed as follows:

(a)

if to the Company:

Communicate.com Inc.

Suite 645

375 Water Street,

Vancouver, British Columbia

V6B 5C6

(b)

if to the Interim Consultant:

14.

Headings

The inclusion of headings in this Interim Consulting Agreement is for convenience of reference only and shall not affect the construction or interpretation hereof.

15.

Invalidity of Provisions

Each of the provisions contained in this Interim Consulting Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision thereof.

16.

Entire Agreement

This Interim Consulting Agreement constitutes the entire agreement between the parties pertaining to the subject matter of this Interim Consulting Agreement. This Interim Consulting Agreement supersedes and replaces all prior agreements if any, written or oral, with respect to the retaining of Interim Consultant’s services by the Company and any rights which Interim Consultant may have by reason of any such prior agreement. There are no warranties, representations or agreements between the parties in connection with the subject matter of this Interim Consulting Agreement except as specifically set forth or referred to in this Interim Consulting Agreement. No reliance is to be placed on any representation, opinion, advice or assertion of fact made by the Company or its directors, officers and agents to Interim Consultant, except to the extent that the same has been reduced to writing and included as a term of this Interim Consulting Agreement. Accordingly, there shall be no liability, either in tort or in contract, assessed in relation to any such representation, opinion, advice or assertion of fact, except to the extent aforesaid. Notwithstanding the foregoing, any terms and conditions not otherwise defined herein or conflicting with terms and conditions of the Merger Agreement, shall have the meaning and force and effect as set forth in the Merger Agreement, and the Merger Agreement shall govern in all other terms and respects.

17.

Waiver, Amendment

Except as expressly provided in this Interim Consulting Agreement, no amendment or waiver of this Interim Consulting Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Interim Consulting Agreement shall constitute a waiver of any other provision nor shall any waiver of any provision of this Interim Consulting Agreement constitute a continuing waiver unless otherwise expressly provided.

18.

Currency

All amounts in this Interim Consulting Agreement are stated and shall be paid in lawful currency of the United States.

19.

Definitions

In addition to the terms defined above, the following terms shall have the following meanings respectively:

“Affiliates” has the meaning attributed to such term in the Business Corporations Act (British Columbia) as the same is now constituted.

“Confidential Information” means all confidential or proprietary information, intellectual property (including trade secrets) and confidential facts relating to the business or affairs of the Company or any of its Affiliates.

“Person” includes individuals, partnerships, associates, trusts, unincorporated organizations or a regulatory body or agency, government or governmental agency or authority or entity howsoever designated or constituted.

20.

Governing Law

This Interim Consulting Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

21.

Counterparts

This Interim Consulting Agreement may be signed in counterparts and each of such counterparts shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.

22.

Acknowledgment

Interim Consultant acknowledges that he:

(a)

has had sufficient time to review and consider this Interim Consulting Agreement thoroughly;

(b)

has read and understands the terms of this Interim Consulting Agreement and his obligations hereunder; and

(c)

has been given an opportunity to obtain independent legal advice, or such other advice as he may desire concerning the interpretation and effect of this Interim Consulting Agreement.

Signatures appear on the following page

IN WITNESS WHEREOF the parties have executed this Interim Consulting Agreement as of the day and year first above written.

COMMUNICATE.COM DELAWARE, INC.

By:

_________________________________

Name: ______________________________

Its: _________________________________

Witness

)

)

______________________________

)

______________________________

[                   ]

Exhibit D

Communicate.com Delaware, Inc.

__________, March ____, 2008

Mr. [            ]

Dear [         ]:

It is my pleasure to turn our discussions of the last few weeks into a formal Letter of Offer.  This offer is only valid if you achieve the appropriate legal status to work in Canada by the Closing Date as defined in the Merger Agreement dated March 25, 2007. Outlined below are the terms we have discussed:

1.

Office.  You will be employed by the Communicate.com Delaware, Inc. (the “Company”) in the position of [            ], reporting to [             ].

2.

Term.  Your term of employment will commence on the Closing Date as defined in the Merger Agreement (the “Start Date”).

3.

Service.  You will serve the Company faithfully, honestly, diligently and to the best of your abilities.  Throughout your term of employment, you will devote your full working time and attention to the business and affairs of the Company and will not be engaged in other employment. Nothing herein will preclude you from representing other enterprises in a board or advisory capacity if such activity does not restrict or impair the performance of your obligations to the Company.

4.

Base Salary.  You will be paid a base salary of USD$[            ] per annum, payable in installments on the 15th and 28th of each month, or at other such times as you and the Company may agree.  Compensation shall be reviewed annually.

5.

Starting Bonus. You will receive a one time starting bonus of USD$[          ] paid within 15 days of your start date.

6.

Bonus.  You will be entitled to an annual bonus of up to 30% of your salary in accordance with the terms of the Company’s bonus plan and based on achievement of mutually agreed targets we set.  In 2008 your bonus will be pro rated based on your Start Date.

7.

Stock Options.  Subject to Board approval, you will be granted an option to purchase up to 50,000 shares of common stock of the Company under the Communicate.com 2007 Stock Incentive Plan.  The option will have an exercise price equal to the closing price of the Company’s stock on your Start Date and will vest over three years with 12/36 vesting on the anniversary of your starting date, then quarterly thereafter.

8.

Vacation.  You will be entitled to 3 weeks vacation per year to be taken other than during the holiday season and otherwise at times mutually acceptable to you and the Company.

9.

Benefits.  You will be entitled to participate in all of the Company’s benefit plans. Eligibility will commence on your Start Date.

10.

Expenses.  You will be reimbursed for all reasonable travel, entertainment or other expenses incurred by you in accordance with the Company’s expense policy.

11.

Confidentiality.  All information, which you obtain from the Company in the course of your employment, shall be held by you in your capacity of fiduciary of the Company.  You will keep secret all information relating to the business, programs, products, processes, know-how, trade secrets, inventions, developments, equipment and software packages used, developed, practiced or sold by the Company or any person, firm or corporation with whom the Company had business relations.

12.

Intellectual Property

You hereby assign to the company:

·

all intellectual property rights, whether registered or not, including all issued patents, inventions, pending patent applications, trade-marks, trade-names, trade dress, business names and other indicia of origin, integrated circuit topography rights, and copyright (“Intellectual Property”); and

·

all know-how and related technical knowledge, including trade-secrets, confidential information, documented research, concepts, data, designs, discoveries, domain names, drawings, ideas, software, research materials and work methods (“Technical Information”), including any Intellectual Property therein which have been, or may , during the period of your employment with the Company be, owned or held by you, either alone or jointly with others, which in any way relates to the business of Company.

13.

Non-Competition and Non-Solicitation.

You shall not during the Employment Period and the 12 months immediately thereafter (except in the event of a Change of Control of the Company), directly or indirectly, in any manner whatsoever including, without limitation, either individually, or in partnership, jointly or in conjunction with any other Person, or as an employee, principal, agent, director or shareholder:

(i)

be engaged in any undertaking;

(ii)

have any financial or other interest (including an interest by way of royalty or other compensation arrangements) in or in respect of the business of any Person; or

(iii)

advise, lend money to, guarantee the debts or obligations of any Person which carries on a business;

anywhere in which is the same as or substantially similar to or competes with or would compete with the business carried on by the Company or any of its Affiliates during the Employment Period.

Notwithstanding the foregoing, nothing herein shall prevent the Executive from owning up to 5% of the issued shares of a corporation, the shares of which are listed on a recognized stock exchange or publicly traded on an over-the-counter market, which carries on a business which is the same as or substantially similar to or which competes with or would compete with the business of the Company or any of its Affiliates.

For a period of twelve months following the cessation of your employment with the company for any reason or whatsoever, you will not directly or indirectly:

·

solicit any employee to leave the employ of the Company; or

·

hire in any capacity any employee employed by the Company during the term of this Agreement.

If you are in agreement with the terms contained herein, please sign and return a copy to me by March _____, 2008.

Signatures appear on the following page

Yours sincerely,

C. Geoffrey Hampson

Chief Executive Officer and Chairman

Communicate.com Delaware, Inc

Encls.

I hereby acknowledge receipt of a copy of this agreement duly signed by the Company and accept employment on the terms and conditions outlined in this letter.

_______________________________________________________________________

[             ]

Date

Exhibit E

EMPLOYMENT AGREEMENT

THIS AGREEMENT is made as of the _____ day of March, 2008,

B E T W E E N:

COMMUNICATE.COM DELAWARE, INC. a corporation incorporated under the laws of Delaware, California

(the “Company”)

 OF THE FIRST PART

- and -

[                ],

of the City of [              ], [                ]

(the “Manager”)

 OF THE SECOND PART

WHEREAS the Company and the Manager entered into that certain Agreement and Plan of Merger By and Among Communicate.com, Inc., Communicate.com Delaware, Inc., Entity, Inc., and the Founders, dated March 25, 2008 (the “Merger Agreement”); and

WHEREAS pursuant to the terms of the Merger Agreement the Company and the Manager wish to enter into this agreement to set forth the rights and obligations of each of them as regards the Manager’s employment with the Company in the United States;

NOW THEREFORE witnesseth that in consideration of the premises and the terms and conditions herein contained, the parties hereto covenant and agree with each other as follows:

1.

Definitions

In this Agreement the following terms shall have the following meanings respectively:

“Affiliates” has the meaning attributed to such term in the  Rules and Regulations of the Securities and Exchange Commission as the same is now constituted;

“Agreement” means this agreement as it may be amended or supplemented from time to time, and the expressions “hereof, “herein”, “hereto”, ‘hereunder”, “hereby” and similar expressions refer to this Agreement and unless otherwise indicated, references to sections are to sections in this Agreement;

“Benefits” has the meaning attributed to such term in section 3.5;

“Board” means the board of directors of the Company.

“Business Day” means any day, other than Saturday, Sunday or any statutory holiday in the State of Washington;

Change of Control of the Company” means a transaction or a series of transactions whereby directly or indirectly:

(i)

any Person or combination of Persons acting jointly and in concert (other than the Manager or a corporation controlled directly or indirectly by the Manager) acquires beneficially a sufficient number of securities of the Company to materially affect the control of the Company as provided below. For the purposes of this Agreement, a Person or combination of Persons acting jointly and in concert, holding shares or other securities in excess of the number which, directly or following the conversion or exercise thereof, would entitle the holders thereof to cast 35% or more of the votes attached to all shares of the Company which may be cast to elect directors of the Company, shall be deemed to affect materially the control of the Company, in which case the Change of Control of the Company shall be deemed to occur on the date that is the later of the date that the security representing one more than that required to cast 35% of the votes attached to all shares of the Company which may be cast to elect directors of the Company is acquired or the date on which the Persons acting jointly and in concert agree to so act;

(ii)

the Company shall consolidate or merge with or into, amalgamate with, or enter into a statutory arrangement or business combination with, any other Person (other than a corporation controlled directly or indirectly by the Manager) and in connection therewith, all or part of the outstanding shares of the Company which have voting rights attached thereto shall be changed in any way, reclassified or converted into, exchanged or otherwise acquired for shares or other securities of the Company or any other Person or for cash or any other property and control of the Company is thereby materially affected, as provided above in clause (i), in which case the Change of Control of the Company shall be deemed to occur on the date of closing of the consolidation, merger amalgamation, statutory arrangement or business combination, as the case may be; or

(iii)

the Company shall sell or otherwise transfer, including by way of the grant of a leasehold interest (or one or more subsidiaries of the Company shall sell or otherwise transfer, including without limitation by way of the grant of a leasehold interest) property or assets aggregating more than 50% of the consolidated assets (measured by either book value or fair market value based on the most recent audited financial statements) of the Company and its subsidiaries as of the end of the most recently completed financial year to any other Person or Persons, in which case the Change of Control of the Company shall be deemed to occur on the date of transfer of the assets representing one dollar more than 50% of the consolidated assets;

other than a transaction or series of transactions which involves a sale of assets of the Company with which the Manager is involved as a purchaser in any manner, whether directly or indirectly, and whether by way of participation in a corporation or partnership that is a purchaser or by provision of debt, equity or purchase leaseback financing (but excluding where the Manager’s sole involvement with such a purchase is the ownership of an equity interest of less than 5% of the acquirer where the acquirer is a public company) and the Manager and Persons acting jointly and in concert with the Manager hold securities of the acquirer which, directly, or following the conversion or exercise thereof, would entitle the holders thereof to cast 5% or more of the votes attached to all shares or other interests of the acquirer which may be cast to elect directors or the management of the acquirer.

“Confidential Information” means all confidential or proprietary information, intellectual property (including trade secrets) and confidential facts relating to the business or affairs of the Company or any of its Affiliates;

“Disability” has the meaning attributed thereto in any disability insurance policy carried on the life of the Manager by the Company, provided that if the Company is not carrying such a disability policy, “Disability” means the mental or physical state of the Manager such that the Manager has been unable due to illness, disease or other mental or physical disability to fulfil his obligations as an employee or officer of the Company either for any consecutive 90 day period or for any period of 180 days (whether or not consecutively) in any consecutive 12 month period, or a court of a competent jurisdiction has declared the Manager to be mentally incompetent or incapable of managing his affairs;

“Effective Date” has the meaning attributed to such term in section 2.1;

“Employment Period” has the meaning attributed to such term in section 2.4;

“Just Cause” means the wilful failure of the Manager to properly carry out his duties after notice by the Company of the failure to do so and an opportunity for the Manager to correct the same within 60 days from the date of receipt of such notice, or theft, fraud, dishonesty or material misconduct by the Manager involving the property, business or affairs of the Company or the carrying out of the Manager’s duties, or the conviction of the Manager for any criminal offence which the Board determines in good faith would adversely affect the Manager’s ability to perform his duties hereunder, including a conviction for an offence which adversely reflects on the integrity or reputation of the Manager or the Company;

“Person” includes individuals, partnerships, associates, trusts, unincorporated organizations or a regulatory body or agency, government or governmental agency or authority or entity however designated or constituted;

“Termination Without Cause” or “Terminated Without Cause” have the meaning attributed to such terms in section 6.3;

2.

Employment of the Manager

2.1.

To Be Director of Product Management.  The Company shall employ the Manager, and the Manager shall serve the Company, in the position of [                 ] and a [            ]  of the Company, effective as of and from the Closing Date (as defined in the Merger Agreement) (the “Effective Date”), on the terms and conditions and for the remuneration hereinafter set out.  In such position, the Manager shall perform or fulfil such duties and responsibilities as the Company may designate from time to time and as are reasonably consistent with the position of a Director of Product Management.  In his capacity as an officer and employee of the Company, the Manager shall report to the President of the Company.

2.2.

Performance of Duties.  The Manager hereby agrees to be employed by the Company as herein provided, shall faithfully, honestly and diligently serve the Company and shall, subject to section 2.1 above, carry out such tasks as the Company may from time to time request.  The Manager shall (except in the case of illness or accident) devote all of his working time and attention to his employment hereunder and shall use his best efforts to promote the interests of the Company.

2.3.

Annual Review of this Agreement.  The terms and conditions contained in this Agreement shall be subject to annual review by the Board, representatives of whom shall consult with the Manager in the course of such review.  The Board and Manager will negotiate in good faith any changes to the terms and conditions of this Agreement as are appropriate to reflect the value of the services of the Manager to the Company and the success of the Company in establishing and achieving business goals for the Company, provided however, that if the Board recommends an amendment that would constitute a material change in the remuneration or responsibilities of the Manager, with which the Manager does not agree and the Board persists in insisting on such amendment, the Manager will be entitled to treat such event as Termination Without Cause and the provisions of section 6.3 shall thereby apply effective as of the date of such amendment.

2.4.

Employment Period.  The Manager’s employment hereunder, subject to section 6 hereof, shall be for a three-year term or any extension thereof, commencing from the Effective Date (the “Employment Period”).

3.

Remuneration

3.1.

Base Salary.  During the period of the Manager’s employment hereunder, the Company shall pay the Manager a gross base salary (the “Salary”) in the aggregate amount of $[            ] in respect of each year thereof, subject to section 3.2 below, payable in equal instalments on the closest Business Day to the middle and the end of each month during such year.

3.2.

Cost of Living Increase  The Salary shall be increased in respect of each year during the Employment Period commencing on the Effective Date by a percentage equal to the percentage increase, if any, in the consumer price index, all items for Vancouver, as published by Statistics Canada under the authority of the Statistics Act (Canada) (the “CPI”), for the immediately preceding year.

3.3.

Bonus Remuneration.  The Manager may, in respect of each year of his employment hereunder, be entitled to a cash bonus of up to 30% of his Salary for such year of employment as determined by the Board in its sole discretion in accordance with the Company’s ongoing programmes and objectives and as the same shall be mutually agreed between the Company the Manager , which shall be paid within 30 days following the date as of when the audited financial statements for such year have been approved by the Board.

3.4.

Stock Options.  The Manager will be granted an option to purchase during the Employment Period up to [        ] common shares of the Company at the then market price on the Effective Date of the grant which will be exercisable with respect to [       ] shares on the first anniversary of the Effective Date and thereafter [         ] shares on the last day of each successive three-month period, provided that if the Manager is Terminated without Cause, or is deemed to be Terminated without Cause as provided herein, the Manager shall retain all vested options and unvested options and fifty percent (50%) of the unvested options as of the date of termination; however, (i) if on or prior to the end of the fifth month following the Effective Date, fifty percent (50%) of the options exercisable on the first anniversary of the Effective Date; (ii) if from the first day of the sixth month following the Effective Date, to on or prior to the end of the first anniversary of the Effective Date, fifty percent (50%) of the options exercisable on the first anniversary of the Effective Date and an additional 1/12 of the options exercisable on the first anniversary of the Effective Date for each month thereafter. Additional terms and condition of the option grant and exercise shall be set forth in an Option Agreement and under the terms of the Company’s Stock Option Plan.

3.5.

Benefits.  The Company shall provide to the Manager, in addition to the Salary and any bonus remuneration, all such benefits (the “Benefits”) as it makes available from time to time to the management and other employees of the Company in accordance with and subject to the terms and conditions of the applicable fund, plan or arrangement relating thereto.

3.6.

Disability Insurance.  The Company will obtain and maintain disability insurance with respect to the Manager on such terms and in such amount as are normal and reasonable in relation to the Company and the industry in which it operates..

3.7.

Statutory Deductions.  The Company shall deduct from the Salary, any bonus remuneration and any other payments and allowances provided for herein, all such amounts as are required by law to be withheld and deducted at source and shall remit the same to the required governmental authority or agency.

4.

Expenses

(a)  Travel Expenses.  The Company shall pay or reimburse the Manager for all travel (including business class flights) and out-of-pocket expenses reasonably incurred or paid by the Manager in the performance of his duties and responsibilities upon presentation of expense statements or receipts or such other supporting documentation as the Company may reasonably require.

(b)  Relocation Expenses.  In addition, the Company shall pay or reimburse the Manager for all reasonable moving expenses associated with his move from [          ] to Vancouver, Canada. Such expenses shall be approved in advance by the Company.

 5.

Vacation

The Manager shall be entitled during each year of his employment hereunder to vacation with pay of [        ] weeks.  Such vacation shall be taken by the Manager at such time as may be acceptable to the Company having regard to its operations.  Notwithstanding the foregoing, in the event that the Manager’s employment is terminated pursuant to section 6, the Manager shall not be entitled to receive any payment in lieu of any vacation to which he was entitled and which had not already been taken by him except to the extent, if any, of the payments in respect of vacation pay required under applicable law.

 6.

Termination

6.1.

Termination for Just Cause.  The Company may terminate the employment of the Manager hereunder at any time for Just Cause without notice and without further obligations to the Manager, including without payment of any kind of compensation either by way of anticipated earnings or damages of any kind, including without limitation, the Distribution Shares pursuant to the Merger Agreement.

6.2.

Termination by Death.  The Manager’s employment hereunder shall be terminated upon the death of the Manager, in which case the Company shall pay all Salary and vacation pay earned to the date of death but unpaid to the estate of the Manager, and the provisions of section 6.3 shall thereby apply effective as of the date of death.

6.3.

Termination without Just Cause and without Notice.  The Company may terminate the employment of the Manager hereunder, in its sole discretion, without notice and without Just Cause (“Termination Without Cause” or “Terminated Without Cause”), effective immediately upon the date as of when the Manager is advised of such termination, and in such case the Company shall:

(a)

pay the Manager a severance allowance equivalent to the aggregate of:

(i)

an amount equivalent to the Manager’s annualized entitlement to bonus remuneration as provided below, in a lump sum within two (2) weeks following the date of such termination;

(b)

pay to the Manager all outstanding vacation pay and any earned but unpaid Salary up to the date of such termination within two weeks of the date of such termination;

(c)

reimburse the Manager for any business expenses incurred by him up to and including the date of such termination following provision by the Manager of applicable receipts;

(d)

ensure that it has complied with all statutory obligations imposed by applicable law;

(e)

ensure that the Manager shall also retain all vested option shares and unvested option shares as provided under Section 3.4 herein; and

(f)

ensure that the Manager shall be entitled to receive all Distribution Shares payable after the date of termination under the terms of the Merger Agreement notwithstanding Manager’s failure to be an employee of the Company on all such future Distribution Dates.

Unless otherwise agreed with the Company, all payments on account of Benefits shall cease and the Company shall be under no further obligation with respect thereto upon the termination of the Manager’s employment hereunder.  For the purpose of clause (ii) of subsection 6.3(a) above, annualized entitlement to bonus remuneration shall be equal to the arithmetic average of the annual bonuses paid to the Manager during the three completed years prior to the year in which his termination occurs, provided that if such termination occurs prior to the completion of three years of the Manager’s employment hereunder, entitlement to bonus remuneration shall be calculated, mutatis mutandis, on the basis of the annual bonuses paid or payable to the Manager in respect of the completed year or years, if any, prior to the year of such termination.

The payments referred to in clause (a) of this section 6.3 above shall be guaranteed and shall not be subject to set-off or deduction as a result of the Manager obtaining alternative employment following such termination or otherwise mitigating any damages arising from such termination.  Further, such payments are inclusive of all statutory obligations, including statutory termination and severance payments, which may be owed to the Manager.

6.4.

Termination following a Change of Control.  In the event of a Change of Control of the Company, the Manager may elect to resign his employment by giving written notice to the Company within 60 days following the date of occurrence of such Change of Control of the Company, in which event the Manager’s employment hereunder shall be deemed to have been Terminated Without Cause by the Company and the provisions of section 6.3 shall thereby apply effective as of the date of such notice.

6.5.

Termination Without Cause upon Disability.  If the employment of the Manager is terminated by the Company because of a Disability, the Manager shall be deemed to have been Terminated Without Cause and the provisions of section 6.3 hereof shall thereby apply effective as of the date of such termination, provided that the amount payable to the Manager under subsection 6.3(a) hereof shall be reduced by an amount equal to the aggregate amount of any disability benefits payable to the Manager under any disability insurance carried by the Company in respect of the year immediately following the date of such termination.

6.6.

Cessation of Duties and Obligations of the Company.  Unless otherwise agreed, the Manager shall upon receiving any notice of termination of his employment hereunder, whether or not purported to constitute prior notice, forthwith cease to perform his duties and responsibilities and cease to attend the Company’s premises.  The Company’s obligations pursuant to this section 6 with respect to the termination of the Manager’s employment hereunder shall commence as of the date of receipt of such notice of termination except where otherwise provided herein.

6.7.

Resignation or Retirement of the Manager.  The Manager shall provide the Company with three (3) months prior written notice of his resignation or retirement from the Company, except in the case of Change of Control of the Company in respect of which section 6.4 hereof is applicable.  In the event that Manager shall resign or retire from the Company during the Employment Period, all Distribution Shares (as such term is defined in the Merger Agreement) not yet distributed shall be immediately cancelled and the Company shall have no obligation to distribute to Manager any outstanding Distribution Shares.

6.8.

Material Change in Duties and Responsibilities.  If there has been a material change in the Manager’s duties and responsibilities such as he is required to assume duties that are not consistent with, or to relinquish duties that are consistent with, those set out in section 2.1 or a material reduction in his annual remuneration, and such change is unacceptable to the Manager, the Company shall be considered for all purposes of this agreement to have delivered a notice of Termination Without Cause on the date of such change terminating the Manager’s employment and section 6.3 hereof shall thereby apply effective as of such date.

6.9.

Deductions and Withholdings.  All payments made to the Manager pursuant to this section 6 shall be subject to applicable deductions and withholdings.

6.10.

Complete Satisfaction.  Compliance by the Company with its obligations pursuant to this section 6 hereof shall constitute full and final satisfaction of any entitlement which the Manager may have with respect to the termination of his employment hereunder, including without limitation, any entitlement to notice, pay in lieu of notice or severance, whether arising under contract, statute or otherwise, and the Manager shall have no action, cause of action, claim or demand, either under statutory or common law, against the Company or any other Person as a consequence of such termination.

6.11.

Return of Property.  In the event of the termination of the Manager’s employment hereunder for any reason, including resignation or retirement, the Manager will immediately return to the Company all property of the Company in his possession or under his control.

6.12

Good Reason.  In the event of a termination of the Manager’s employment for good reason as defined under Code Section 409A:

(a)

The Manager shall provide notice to the Company of the Manager’s good reason for such resignation within 90 days of the initial existence of the event that gave rise to such good reason;

(b)

The Manager shall allow the Company 30 days to remedy the event that gave rise to the good cause;

(c)

In the event that the Company does not remedy the event, the Manager shall terminate employment within two years of the initial existence of the event giving rise to such good reason.

7.

Inventions, Etc.

7.1

The Manager agrees that any and all operational and scientific information, including but not limited to, marketing, business plans, formulae, processes, designs, computer software and programmes and inventions which the Manager may conceive or make or have conceived or made in the course or arising out of his employment with the Company (collectively, the “Works”) shall be and are the sole and exclusive property of the Company and shall be disclosed by the Manager to the Company.  The Manager shall, whenever requested to do so by the Company, and without any obligation on the part of the Company to pay any royalty or other compensation to the Manager, at the Company’s expense execute and sign any and all applications, assignments or other instruments and do all other things which the Company may deem necessary or appropriate:

(i)

in order to apply for, obtain, maintain, enforce or defend letters patent in Canada or in any foreign country for any Works; or

(ii)

in order to assign, transfer, convey or otherwise made available to the Company the sole and exclusive rights, title and interest in and to any Works.

The Manager also agrees to waive in whole any moral rights which it may have in any Works or any part or parts thereof.

8.

Non-Competition

The Manager shall not during the Employment Period and the 12 months immediately thereafter (except in the event of a Change of Control of the Company), directly or indirectly, in any manner whatsoever including, without limitation, either individually, or in partnership, jointly or in conjunction with any other Person, or as an employee, principal, agent, director or shareholder:

(i)

be engaged in any undertaking;

(ii)

have any financial or other interest (including an interest by way of royalty or other compensation arrangements) in or in respect of the business of any Person; or

(iii)

advise, lend money to, guarantee the debts or obligations of any Person which carries on a business;

anywhere in Canada which is the same as or substantially similar to or competes with or would compete with the business carried on by the Company or any of its Affiliates during the Employment Period.

Notwithstanding the foregoing, nothing herein shall prevent the Manager from owning up to 5% of the issued shares of a corporation, the shares of which are listed on a recognized stock exchange or publicly traded on an over-the-counter market, which carries on a business which is the same as or substantially similar to or which competes with or would compete with the business of the Company or any of its Affiliates.

9.

No Solicitation of Customers

The Manager shall not, during the Employment Period and for the 12 months immediately thereafter (except in the event of a Change of Control of the Company), directly or indirectly, contact or solicit any designated customers of the Company or any of its Affiliates for the purpose of selling to the designated customers any services or products which are the same as or substantially similar to, or in any way competitive with, the services or products sold by the Company or any of its Affiliates during the Employment Period. For the purpose of this section, a designated customer means a Person who was a customer of the Company or of any of its Affiliates during some part of the Employment Period.

10.

No Solicitation of Employees

The Manager shall not, during the Employment Period and for the 12 months immediately thereafter (except in the event of a Change of Control of the Company), directly or indirectly, employ or retain as an independent contractor any employee of the Company or any of its Affiliates or induce or solicit, or attempt to induce, any such Person to leave his or her employment.

11.

Confidentiality

The Manager shall not, either during the Employment Period hereunder or at any time thereafter, directly or indirectly, use or disclose to any Person any Confidential Information provided, however, that nothing in this section shall preclude the Manager from disclosing or using Confidential Information, if:

(a)  the Confidential Information is available to the public or in the public domain at the time of such disclosure or use, without breach of this Agreement;

(b)  disclosure of the Confidential Information is required to be made by any law, regulation, governmental authority or court; or

(c)  the Confidential Information was received by the Manager after termination of the Employment Period from a third party who had a lawful right to disclose it to the Manager.

12.

Remedies

The Manager acknowledges that a breach or threatened breach by the Manager of the provisions of sections 8 to 11, inclusive, may result in the Company and its shareholders suffering irreparable harm which is not capable of being calculated and which cannot be fully or adequately compensated by the recovery of damages alone. Accordingly, the Manager agrees that the Company shall be entitled to interim and permanent injunctive relief, specific performance and other equitable remedies, in addition to any other relief to which the Company may become entitled.

13.

Co-operation by Manager

The Manager shall co-operate in all respects with the Company if the question arises as to whether a Disability has occurred. Without limiting the generality of the foregoing, the Manager shall authorize the Manager’s medical doctor or other health care specialist to discuss the condition of the Manager with the Company and shall submit to examination by a medical doctor or other health care specialist selected by the Company, acting reasonably.

14.

Representation of Manager

The Manager represents and warrants to the Company that he is not a party to, or bound by, any agreement or understanding with any other Person that precludes or restricts his ability and entitlement in any way to carry out his duties of employment with the Company as contemplated herein, free and clear of any claims or liabilities of whatsoever nature.

15.

Arbitration

(a)

Any dispute between the parties hereto in respect of the interpretation of this Agreement or otherwise arising under this Agreement which cannot be resolved by the parties acting in good faith within a period of 30 days following the giving of a written notice by one party to the other party hereto (the “Notice Period”) will be determined by arbitration.

(b)

If a dispute is not resolved within the Notice Period, either party hereto may thereafter by written notice delivered to the other party hereto demand arbitration of such dispute as herein provided.

(c)

Upon a demand for arbitration as set forth above, the parties hereto will within 10 days from the date on which notice of the demand is given, appoint a single arbitrator to resolve the dispute under the rules of the American Arbitration Association.

(d)

The place of arbitration will be Seattle, Washington and the decision of the arbitrator will be final and binding upon the parties hereto.

(e)

All costs of the arbitration, other than the costs of any counsel engaged by the Manager, will be for the account of the Company.

16.

Notices

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication or by hand-delivery as hereinafter provided, except that any notice of termination by the Company under section 6 shall be hand-delivered or given by registered mail. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to have been received on the fourth Business Day after the post-marked date thereof, or if mailed by registered mail, shall be deemed to have been received on the day such mail is delivered by the post office, or if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the Business Day following the sending, or if delivered by hand shall be deemed to have been received at the time it is delivered in person to the Manager or to the Company at its address noted below either to the individual designated below or to an individual at such address having apparent authority to accept deliveries on behalf of the Company.

Notice of change of address shall also be governed by this section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with this section. Notices and other communications shall be addressed as follows:

(a)

if to the Company:

Communicate.com Delaware, Inc.

c/o Communicate.com, Inc.

Suite 645

375 Water Street

Vancouver, BC, CANADA, V6B 5C6

(b)

if to the Manager:

[              ]

With a copy to:

[               ]

17.

Headings

The inclusion of headings in this Agreement is for convenience of reference only and shall not affect the construction or interpretation hereof.

18.

Invalidity of Provisions

Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision thereof.

19.

Entire Agreement

This Agreement constitutes the entire agreement between the parties pertaining to the subject matter of this Agreement. This Agreement supersedes and replaces all prior agreements if any, written or oral, with respect to the Manager’s employment by the Company and any rights which the Manager may have by reason of any such prior agreement. There are no warranties, representations or agreements between the parties in connection with the subject matter of this Agreement except as specifically set forth or referred to in this Agreement. No reliance is placed on any representation, opinion, advice or assertion of fact made by the Company or its directors, officers and agents to the Manager, except to the extent that the same has been reduced to writing and included as a term of this Agreement. Accordingly, there shall be no liability, either in tort or in contract, assessed in relation to any such representation, opinion, advice or assertion of fact, except to the extent aforesaid.

20.

Waiver, Amendment

Except as expressly provided in this Agreement, no amendment or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall constitute a waiver of any other provision nor shall any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided.

21.

Currency

All amounts in this Agreement are stated and shall be paid in United States Dollars.

22.

Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

23.

Counterparts

This Agreement may be signed in counterparts and each of such counterparts shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.

24.

Acknowledgment

The Manager acknowledges that:

(a)  the Manager has had sufficient time to review and consider this Agreement thoroughly;

(b)  the Manager has read and understands the terms of this Agreement and the Manager’s obligations hereunder; and

(c)  the Manager has been given an opportunity to obtain independent legal advice, or such other advice as the Manager may desire, concerning the interpretation and effect of this Agreement.

Signatures appear on the following page

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

COMMUNICATE.COM DELAWARE, INC.

By: ______________________________________

Name: ____________________________________

Title: _____________________________________

Witness

MANAGER:

)

)

__________________________

)

____________________________

[                        ]

Exhibit F

 COMMUNICATE.COM, INC.

Incentive Stock Option Agreement
Granted under the 2007 Stock Incentive Plan

1.

Grant of Option.

This agreement evidences the grant by Communicate.com, Inc., a Nevada corporation (the “Company”), effective on May ____, 2008 (the “Grant Date” or the “Effective Date”) to Kulveer Taggar, an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms set forth herein and in the Company’s 2007 Stock Incentive Plan (the “Plan”) and the employee’s Employment Agreement dated May ____, 2008 (the “Employment Agreement”), a total of 100,000 shares (the “Shares”) of common stock, $0.001 par value per share, of the Company (“Common Stock”) at a price per share equal to the market closing price of the Common Stock on the Effective Date.  Unless earlier terminated, this option shall expire at 5:00 p.m., Pacific time, on the date that is the fifth anniversary of the Effective Date (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).  Should the grant for any reason not be or become eligible to be treated as an incentive stock option under U.S. or Canadian law, it shall be deemed a non-qualified stock option under U.S. or Canadian law.  Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.

Vesting Schedule.

This option will become exercisable (“vest”) as to (i) 33.333% of the Shares on the first anniversary of the Effective Date and (ii) an additional 8.333 % of the Shares on the last day of each successive three-month period thereafter, until all such Shares have vested.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option hereunder or under the Plan.

3.

Exercise of Option.

(a)

Form of Exercise.  Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan.  The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than one hundred whole shares.

(b)

Continuous Relationship with the Company Required.  Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

(c)

Termination of Relationship with the Company.

(1)

 If the Participant ceases to be an Eligible Participant for any reason, except as for Termination for Just Cause (as provided herein), Termination without Just Cause (as provided herein), or Upon Death or Disability (as provided in paragraphs (d) below), then the right to exercise this option shall terminate thirty (30) days after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation.

(2)

If the Participant, prior to the Final Exercise Date, is Terminated without Cause (as set forth in the Employment Agreement), the Participant shall retain all vested shares of the option and fifty percent (50%) of the unvested shares of the option as of the date of termination subject to the provisions of Section 3.4 of the Employment Agreement.

(3)

If the Participant, prior to the Final Exercise Date, is terminated for Just Cause (as set forth in the Employment Agreement), violates the provisions of any employment contract, or violates any confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately without further notice and obligation to the Participant.

(d)

Exercise Period Upon Death or Disability.  If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “Just Cause” as specified in paragraph (c) above, this option shall be exercisable, within the period of two months following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

4.

Company Right of First Refusal.

(a)

Notice of Proposed Transfer.  If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “transfer”) any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company.  The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

(b)

Company Right to Purchase.  For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice.  In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period.  Within 10 days after his receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company.  Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for such Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

(c)

Shares Not Purchased By Company.  If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice.  Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

(d)

Consequences of Non-Delivery.  After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

(e)

Exempt Transactions.  The following transactions shall be exempt from the provisions of this Section 4:

(1)

any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

(2)

any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); and

(3)

the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation);

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

(f)

Assignment of Company Right.  The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

(g)

Termination.  The provisions of this Section 4 shall terminate upon the earlier of the following events:

(1)

the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(2)

the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Common Stock immediately prior to such transaction beneficially own, directly or indirectly, more than 75% of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

(h)

No Obligation to Recognize Invalid Transfer.  The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

(i)

Legends.  The certificate representing Shares shall bear a legend substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer of the Company securities):

"The shares represented by this certificate are subject to a right of first refusal in favor of the Company, as provided in a certain stock option agreement with the Company."

5.

Agreement in Connection with Public Offering.

The Participant agrees, in connection with an underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

6.

Nontransferability of Option.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

7.

Provisions of the Plan.

In addition to the terms of the Employment Agreement, this option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer.  This option shall take effect as a sealed instrument.

Communicate.com, Inc.
Dated: __________________	By:	____________________________________
		Name:	C. Geoffrey Hampson
		Title:	Chief Executive Officer

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.  The undersigned hereby acknowledges receipt of a copy of the Company’s 2007 Stock Incentive Plan.

PARTICIPANT:
________________ Kulveer Taggar
Address:	___________________
___________________

Exhibit G

SECONDMENT AGREEMENT

THIS AGREEMENT is made as of the ____ day of March, 2008,

B E T W E E N:

COMMUNICATE.COM DELAWARE, INC. a corporation incorporated under the laws of Delaware;

(the “Home Company”)

 OF THE FIRST PART

- and -

DOMAIN HOLDINGS, INC., a corporation incorporated under the laws of Alberta, Canada;

(the “Host Company”)

 OF THE SECOND PART

- and -

[               ]

of [           ]

(the “Secondee”)

 OF THE THIRD PART

WHEREAS the Home Company and the Host Company wish to enter into this agreement to address all mutual exchanges of staff by way of Secondments between the Parties;

WHEREAS the Secondee wishes to secure the benefits and protections offered by this Secondment Agreement.;

WHEREAS the Parties accept this agreement as a basis for their mutual exchange of staff by way of a Secondment.

NOW THEREFORE, witnesseth that in consideration of the premises and the terms and conditions herein contained, the Parties hereto covenant and agree with each other as follows:

1.

Definitions

(a)

"Parties" means the Parties of this agreement as named above.

(b)

"Secondment" means an exchange of an employee of one entity between her or his Home Company and a Host Company in a foreign country for a period less than two years, whereby the employee will enter into an employment contract with the Host Company and the employment contract with the Home Company will be suspended for the term of the secondment.

(c)

"Secondee" means the employee who is sent from the Home Company to the Host Company.

(d)

"Home Company" means Communicate.com Delaware, Inc.

(e)

"Home Country" means the United States.

(f)

"Host Company" means Domain.com., Inc.

(g)

"Host Country" means Canada.

(h)

“Just Cause” means the wilful failure of the Secondee to properly carry out his duties after notice by the Company of the failure to do so and an opportunity for the Secondee to correct the same within 60 days from the date of receipt of such notice, or theft, fraud, dishonesty or material misconduct by the Secondee involving the property, business or affairs of the Company or the carrying out of the Secondee’s duties, or the conviction of the Secondee for any criminal offence which the Board determines in good faith would adversely affect the Secondee’s ability to perform his duties hereunder, including a conviction for an offence which adversely reflects on the integrity or reputation of the Secondee or the Company;

(h)

"Secondment Agreement" means the agreement between the Home Company and the Secondee with respect to the Secondment, approved by the Host Company.

(i)

"Total Costs" means all direct and indirect expenses of the Host Company and the Home Company relating to a Secondment regardless of whether they constitute income of the Secondee or not.

2.

Employment Relationships

(a)

This agreement does not affect the employment relationship between the Secondee and the Home Company.  In case of a call back of the Secondee by the Home Company the Host Company shall be obliged to enable the termination of any Host employment contract in due course. The Host Company shall be obliged to make the necessary arrangements in any Host employment contract with respect to such a premature termination of the Host Employment Contract in accordance with the applicable labor law.

(b)

The Secondee will be fully integrated in the Host Company for the duration of the Secondment according to the employment contract with the Host Company. During the Secondment the Secondee agrees to follow the directions of the representatives of the Host Company.

(c)

The Secondee will be equipped with a power of attorney for the respective Host Company, if required. Any power of attorney for the respective Home Company will be suspended for the duration of the Secondment.

(d)

With the consent of the Home Company and the Secondee, the Host Company shall be authorized to transfer the Secondee to suitable other duties and to assign her or him- also on temporary basis to any other acceptable position.

(e)

In general, the Secondee shall be transferred to the payroll of the Host Company.

3.

Duration of the Secondment

(a)

The duration of the Secondment is subject to mutual agreement between the Home Company, the Host Company and the Secondee and will be stipulated to by the Parties.

(b)

Each party is entitled to terminate the Secondment for good cause upon written notice to the other party.  Good cause, though not limited to the following occurrences, is present

(1)

if the Host Company ceases its business or activities;

(2)

if the Secondee is terminated for Just Cause;

(3)

if the employment between the Secondee and the Home Company is terminated;

(4)

if the employment between the Secondee and the Host Company is terminated;

(5)

if the Home Company calls the Secondee back to the Home Company due to inevitable business requirements with prior consent of the Secondee.

4.

Duties of the Home Company

According to this agreement, the Secondee is entitled to several benefits and assistance provided by the Home Company.  If the Parties do not agree otherwise, the following benefits and assistance have to be provided to the Secondee by the Home Company, if necessary in cooperation with external service providers:

(a)

support in obtaining Visas and work permits and reimbursement of related costs, if required, in cooperation with Host Company;

(b)

coordination or assistance in tax planning and tax preparation in cooperation with selected tax services provider; and

(c)

coordination of health coverage and emergency medical evacuation coverage, if required, in cooperation with Host Company.

5.

Duties of the Host Company

According to this Secondment Agreement the Secondee is entitled to several benefits and assistance provided by the Home Company.  If the Parties do not agree otherwise, the following benefits and assistance has to be provided to the Secondee by the Host Company, if necessary in cooperation with external service providers if required:

(a)

cooperation with Home Company in administration of retirement benefit programs,

(b)

if required, cooperation with Home Company in administration of social security,

(c)

if required, cooperation with Home Company in providing support in obtaining Visas and work permits and reimbursement of related costs,

(d)

if required, cooperation with Home Company in coordination of health coverage and emergency medical evacuation coverage,

6.

Cost Allocation

(a)

As the Host Company will be the sole beneficiary of the services rendered by the Secondee, the Host Company shall bear the Totally Costs incurred by the Secondment at the Host Company and the Home Company according to the Worldwide Secondment Agreement.

(b)

The Totally costs shall include, but are not limited to:

(1)

remuneration of the Secondee (including, but not limited to: salary, and retirement benefit programs);

(2)

social security tax contributions;

(3)

costs related to a house hunting trip;

(4)

costs related to obtaining Visas and work permits;

(5)

costs related to assistance in tax planning and tax preparation in cooperation with selected Tax services provider;

(6)

costs related to health coverage and emergency medical evacuation coverage;

(7)

transportation differential payment;

(8)

costs related to temporary living due to relocation; and

(9)

costs related to host country housing.

8.

Cross Charging of Costs and Invoicing Procedure

All costs borne by the Home Company with respect to the Secondment shall be cross charged to the Host Company, and all payments will be charged annually to the Host Company.

(a)

The Home Company will issue an annual invoice detailing therein costs borne by the Home Company. To the extent that any VAT or sales tax becomes applicable on the cross charging of costs, such VAT or sales tax will be shown separately on the invoice.

(b)

Any withholding tax on income in the Host Country applicable to the costs charged shall be paid by the Host Company on behalf of the Home Company. However the Host Company will undertake any efforts to receive an exemption or reduction of withholding tax in accordance with a double tax treaty or any other local law or provision.

9.

Duty to Make Whole.

The Host Country agrees to reimburse the Secondee to the extent that the Secondee's combined total income and social security taxes exceed the amount that he/she would have paid if he/she remained in the Home Country.  If combined actual taxes are lower because of the foreign assignment, then the Secondee is entitled to keep the tax benefit.

10.

Notices

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication or by hand-delivery as hereinafter provided, except that any notice of termination by the Company under section 6 shall be hand-delivered or given by registered mail. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to have been received on the fourth Business Day after the post-marked date thereof, or if mailed by registered mail, shall be deemed to have been received on the day such mail is delivered by the post office, or if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the Business Day following the sending, or if delivered by hand shall be deemed to have been received at the time it is delivered in person to the Secondee or to the Company at its address noted below either to the individual designated below or to an individual at such address having apparent authority to accept deliveries on behalf of the Company. Notice of change of address shall also be governed by this section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with this section. Notices and other communications shall be addressed as follows:

(a)

if to the Home Company:

Communicate.com Delaware, Inc.

c/o Communicate.com, Inc.

Suite 645

375 Water Street

Vancouver, BC, CANADA, V6B 5C6

(b)

if to the Host Company:

Domain.com, Inc.

Suite 645

375 Water Street

Vancouver, BC, CANADA, V6B 5C6

(c)

if to the Secondee:

11.

Headings

The inclusion of headings in this Agreement is for convenience of reference only and shall not affect the construction or interpretation hereof.

12.

Invalidity of Provisions

Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision thereof.

13.

Entire Agreement

This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter of this Agreement. This Agreement supersedes and replaces all prior agreements if any, written or oral, with respect to the Secondee’s employment by the Company and any rights which the Secondee may have by reason of any such prior agreement. There are no warranties, representations or agreements between the Parties in connection with the subject matter of this Agreement except as specifically set forth or referred to in this Agreement. No reliance is placed on any representation, opinion, advice or assertion of fact made by the Company or its directors, officers and agents to the Secondee, except to the extent that the same has been reduced to writing and included as a term of this Agreement. Accordingly, there shall be no liability, either in tort or in contract, assessed in relation to any such representation, opinion, advice or assertion of fact, except to the extent aforesaid.

14.

Waiver, Amendment

Except as expressly provided in this Agreement, no amendment or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall constitute a waiver of any other provision nor shall any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided.

15.

Currency

All amounts in this Agreement are stated and shall be paid in Canadian Dollars.

16.

Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

17.

Counterparts

This Agreement may be signed in counterparts and each of such counterparts shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.

18.

Acknowledgment

The Secondee acknowledges that:

(a)  the Secondee has had sufficient time to review and consider this Agreement thoroughly;

(b)  the Secondee has read and understands the terms of this Agreement and the Secondee’s obligations hereunder; and

(c)  the Secondee has been given an opportunity to obtain independent legal advice, or such other advice as the Secondee may desire, concerning the interpretation and effect of this Agreement.

[Signatures appear on the following page]

IN WITNESS WHEREOF the Parties have executed this Agreement as of the day and year first above written.

COMMUNICATE.COM DELAWARE, INC.

By: ______________________________________

Name: ____________________________________

Title: _____________________________________

DOMAIN HOLDINGS, INC.

By: ______________________________________

Name: ____________________________________

Title: _____________________________________

Witness

SECONDEE:

)

)

__________________________

)

____________________________

[                     ]

Exhibit H

DEMAND PROMISSORY NOTE

Due On Demand

ENTITY, INC.

Issued: March__, 2008	$67,093.00

FOR VALUE RECEIVED, the undersigned, Entity, Inc. a Delaware company (hereinafter, together with any successor, referred to as the “Company”), Mr. Kulveer Tagger, Mr. Harjeet Taggar and Mr. Patick Collison (each a “Founder” and collectively, the “Founders”), jointly and severally, hereby promise to pay to Communicate.com, Inc. a Nevada company (hereinafter, together with any successor or assign, referred to as the “Holder”), the principal sum of Sixty Seven Thousand Ninety Three Dollars ($67,093.00) together with interest thereon, payable on the terms set forth below.  All capitalized terms used herein but not defined herein, shall have the meaning ascribed to such term in that certain Agreement and Plan of Merger by and among the Company, the Founders, the Holder and Holder’s wholly owned subsidiary of even date herewith (the “Merger Agreement”).

1.

Payments

1.1

Interest.  Interest shall accrue at a rate of 2.25% per annum prior to the Maturity Date.  On and after the Maturity Date, interest shall accrue at the rate of 8% per annum.  Interest accrued shall be payable (i) at the Effective Time (together with the principal amount of this Note under Section 1.5 of the Merger Agreement) or (ii) on the termination date of the Merger Agreement. Interest shall also be due and payable monthly in arrears, on the first day of each calendar month, on and after the Maturity Date.

1.2

Principal.  Principal shall be due and payable on demand on and after the later to occur of (i) the termination date of the Merger Agreement or (ii) June 1, 2008.  The maturity date (the “Maturity Date”) of this Note shall be the date of the first written demand for principal repayment.

1.3

Place of Payment.  The Company shall pay principal and interest in United States dollars to the Holder at the Holder’s address for notices or such other address at the Holder may designate in writing to the Company or the Founders under the Notice provisions as set forth in the Merger Agreement.

2.

Events of Default and Remedies

2.1

Events of Default.  “Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be caused voluntarily or involuntarily or effected, without limitation, by operation of law or pursuant to any judgment, decree or order of any court of any order, rule or regulation of any administrative or governmental body):

2.1.1

default in the payment of any principal or interest upon this Note as and when the same becomes due and payable;

2.1.2

a decree, judgment, or order by a court of competent jurisdiction shall have been entered adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company under any bankruptcy or similar law, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court of competent jurisdiction ordering the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of the Company, or for the winding up or liquidation of the affairs of the Company, shall have been entered, and such decree, judgment, or order shall have remained in force undischarged and unstayed for a period of 60 days;

2.1.3

the Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under any bankruptcy or similar law or similar statute, or shall consent to the filing of any such petition, or shall consent to the appointment of a custodian, receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of it or any of its assets or property, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

2.2

Rights and Remedies Cumulative.  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen note, no right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  In enforcing this Note, the Holder shall not be bound by the Indemnification provisions of the Merger Agreement, but shall be entitled to exercise all rights and remedies under law.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

2.3

Waiver.  No delay or omission by the Holder to exercise any right or remedy arising upon any Event of Default shall impair the exercise of any such right or remedy or constitute a waiver of any such Event of Default.  No provision of this Note may be waived unless in writing signed by the Holder, and waiver of any one provision of this Note shall not be deemed to be a waiver of any other provision.

3.

Miscellaneous

3.1

Assignment.  Neither the Company nor the Founders may assign this Note, and any attempted or purported assignment or any delegation of his or its duties or obligations arising under this Note to any person shall be deemed to be null and void, and shall constitute a material breach by the Company and the Founders of his or its duties and obligations under this Note.

3.2

Governing Law.  This Note has been made and entered into in the State of California and shall be construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.

3.3

Captions.  The various captions of this Note are for reference only and shall not be considered or referred to in resolving questions of interpretation of this Note.

3.4

Notices.  Any notice, authorization, request or demand required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if given in accordance with the Notice provisions set forth in the Merger Agreement.

3.5

Attorneys’ Fees.  If any action, suit, arbitration or other proceeding is instituted to remedy, prevent or obtain relief from a default in the performance by any party to this Note of its obligations under this Note, the prevailing party shall recover all of such party’s attorneys’ fees incurred in each and every such action, suit, arbitration or other proceeding, including any and all appeals or petitions therefrom.

3.6

Prepayment.  The Company and the Founders shall have the right to prepay any portion of the Principal without prepayment penalty or premium or discount.

IN WITNESS WHEREOF, each of the Company and the Founders has caused this Note to be executed and issued on its behalf by the officer thereto duly authorized.

ENTITY, INC.
a Delaware corporation

By:
, President

HARJEET TAGGAR

KULVEER TAGGAR

PATRICK COLLISON

Accepted and Agreed:

COMMUNICATE.COM, INC.

By:

______________________________